UNITED STATES DISTRICT COURT
MIDDLE DISTRICT OF FLORIDA
TAMPA DIVISION

STEPHEN L. GURBA,

Plaintiff,

vs.

PEOPLESBANK, et al.,

Defendants.

Case No: 8:20-cv-02713-CEH-CPT

______________________________/

DECLARATION OF AMY DOLL

1. I am *sui juris*, over the age of eighteen, competent to testify, and have personal knowledge of the facts stated herein.

2. I am named as one of the individual defendants in the above-styled action pending in this Court.

3. I am the Senior Vice President and Chief Lending Officer of PeoplesBank, A Codorus Valley Company ("PeoplesBank" or the "Bank") and have held that position since 2016. Previously, I was employed by PeoplesBank as a Senior Business Advisor since May 2014 and at Metro Bank from 2008-2014. My current business address is PeoplesBank, A Codorus Valley Company, 105 Leader Heights Road, York, Pennsylvania 17403.

4. PeoplesBank is organized under the laws of the Commonwealth of Pennsylvania and maintains its principal place of business in York County, Pennsylvania. PeoplesBank does not maintain any offices or branches in Florida and never has.

5. I have reviewed Plaintiff's Second Amended Complaint (the "Second Amended Complaint"). I submit this Declaration in support of the Motion of Defendants PeoplesBank,

Kauffman and Doll to Dismiss Counts II-VII of Plaintiff's Second Amended Complaint for Lack of Personal Jurisdiction, Based on Forum Selection Clause and Forum Non Conveniens and for Failure to State a Claim Upon Which Relief May Be Based.[1]

6. As the Second Amended Complaint alleges, I am a resident of Pennsylvania. I have never resided in Florida, and I do not own a home or other property in Florida.

7. I do not personally engage in any business activities in Florida. I do not have any personal business interests in Florida, and I do not derive any income from any personal business activity in Florida. I do not maintain an office or agent in Florida, and I do not have a telephone number or bank account in Florida. I do not own, directly or indirectly, any corporation or other business entity organized in, located in or doing business in Florida.

8. At all relevant times, my actions relating to this matter were undertaken as an officer and employee of PeoplesBank acting within the scope of my employment for PeoplesBank. I am not a party individually to any agreements with Mr. Gurba, and I have not engaged in any personal business with Mr. Gurba.

9. In August 2019, Mr. Gurba contacted me by email requesting that PeoplesBank consider making a loan to Richard Welkowitz and Mr. Gurba, as co-borrowers, secured by a 1959 Ferrari Testa Rossa titled in the name of Mr. Welkowitz. Mr. Gurba sent me an Appraisal Report by Tom Gerz providing an opinion that, as of June 2019, the value of the Testa Rossa was between $45 and $50 million. A true and correct copy of Mr. Gurba's email to me suggesting that the Bank make this loan is attached as Exhibit "A" hereto. The purpose of the loan proposed

---

[1] PeoplesBank is not seeking dismissal of Count I, which is alleged solely against PeoplesBank. As to the remaining claims, PeoplesBank, Craig Kauffman and I are seeking dismissal based on a forum selection clause and forum non conveniens as well as for failure to state a claim upon which relief may be based. In addition, Craig Kauffman and I are seeking dismissal of the claims against us for lack of personal jurisdiction.

by Mr. Gurba was to refinance two outstanding commercial loans that PeoplesBank had previously made to Mr. Welkowitz and Mr. Gurba as co-borrowers in December of 2017 and June of 2018. The earlier loans were secured by different collateral.

10. In reliance, in part, on the Gerz appraisal, PeoplesBank, in September 2019, made a two-year loan to Richard Welkowitz and Mr. Gurba, as co-borrowers, in the principal amount of $8,040,000. The loan was secured by a lien on the title to the Ferrari Testa Rossa. A true and correct copy of the Term Loan Note, dated September 30, 2019 (the "Note"), is attached as Exhibit "B" hereto. The Note provides that it is issued in York County, Pennsylvania. A true and correct copy of the Business Loan and Security Agreement, dated September 30, 2019 (the "Loan Agreement"), is attached as Exhibit "C" hereto. To perfect its lien on the title to the Testa Rossa, PeoplesBank, as authorized by the borrowers, recorded a lien, on Form MV-38L, with the Pennsylvania Department of Transportation. PeoplesBank maintains the originals of these documents in its business records as part of its regular business practice.

11. As it turned out, the vehicle was a fake. In December 2019, Richard Welkowitz died, an Event of Default under the Loan Agreement. PeoplesBank elected to accelerate the debt and to demand repayment. The vehicle was sold by the Estate of Richard Welkowitz at an auction sale for $209,000.00. The proceeds of the auction were paid to PeoplesBank. Shortly before the auction sale, PeoplesBank learned that the vehicle was a replica of a 1959 Ferrari Testa Rossa, a replica that was made in the 1960s by a different manufacturer.

12. At the time when the loan was made, and at all relevant times, the Testa Rossa was located in Lancaster County, Pennsylvania at an automobile garage leased by Mr. Welkowitz or one of his companies. Mr. Welkowitz, at all relevant times, was a Pennsylvania

resident. Mr. Welkowitz's probate estate is presently pending in Lancaster County, Pennsylvania.

13. I never met with Mr. Gurba in Florida. I recall speaking with him by telephone on a few occasions, but I was not aware of his location at the time of the telephone calls. I was generally aware that Mr. Gurba was a Florida resident and that he had previously been a Pennsylvania resident. We exchanged a few emails after the loan was made. I do not know whether he was in Florida or not when we exchanged email.

14. Mr. Welkowitz and Mr. Gurba were co-borrowers of the loan. Mr. Welkowitz signed the loan documents in Pennsylvania. Mr. Gurba signed them in Florida and sent them to PeoplesBank's office in Pennsylvania. I signed the loan documents on behalf of the Bank at the Bank's office in Pennsylvania.

15. I never made any statement to Mr. Gurba that he did not need to worry about personal liability because the collateral was more than sufficient, and Mr. Gurba never expressed any reservations about co-signing for the loan. To the contrary, he proposed that he and Mr. Welkowitz would be co-obligors, and it was Mr. Gurba who advised the Bank that a lien on the title to the Testa Rossa would provide more than sufficient collateral for the loan, and it was Mr. Gurba who sent the Bank the Gerz Appraisal Report. I never made any representation to Mr. Gurba concerning my opinion of value or the Bank's opinion. The Gerz Appraisal was not prepared for the Bank or paid for by the Bank.

16. Both the Note and the Loan Agreement provide that Mr. Gurba and Mr. Welkowitz are jointly and severally liable for the full amount of the debt. The Note contains an express provision stating that Mr. Gurba and Mr. Welkowitz are co-obligors, that they are jointly and severally liable for the full amount due and that the Bank can proceed against either one of

them without waiving its right to proceed against the other. Note, § 11. The Loan Agreement contains a similar provision. Loan Agreement, § 4.2. Mr. Gurba signed both the Note and the Loan Agreement in his personal capacity.

17. Although the Bank was not required to pursue a claim against the estate of Mr. Welkowitz, it did so. The Bank retained counsel to file a probate claim. To my knowledge, there are no other remedies available to the Bank with respect to Mr. Welkowitz.

18. At all times, the relationship between PeoplesBank and Mr. Gurba was an arm's length relationship of lender and borrower. PeoplesBank did not serve as Mr. Gurba's trustee or fiduciary, and PeoplesBank did not provide business advice to Mr. Gurba. PeoplesBank has never engaged in any business venture with Mr. Gurba as his partner or as an investor.

19. As a standard practice, PeoplesBank includes forum selection clauses in its commercial loan documents. For loans that originate in Pennsylvania or are made to Pennsylvania borrowers, PeoplesBank generally includes a forum selection clause providing that courts in Pennsylvania will have exclusive jurisdiction if any litigation arises. That was the case here. Section 9.20 of the Loan Agreement provides that the Court of Common Pleas for York County, Pennsylvania will have exclusive jurisdiction for any litigation arising from the Loan Agreement. Both the Note and the Loan Agreement contains choice of law provisions requiring the application of Pennsylvania law. *See* Loan Agreement, § 918; Note, § 20.

20. Other than Mr. Gurba, all of the parties and witnesses who are likely to be involved in this litigation, if it is not dismissed, are located in Pennsylvania, including several officers of PeoplesBank, Mrs. Welkowitz, who is the estate representative for her husband's estate, and the appraiser, Tom Gerz. The original loan documents are maintained at

PeoplesBank's office in Pennsylvania as are all the underwriting and loan administration documents.

21. I would experience personal inconvenience if required to defend against this lawsuit in Florida because, in the event this action were to go to trial, I would be required to travel to Florida for trial preparation and the trial, which would take me away from by office and my business duties for several days and perhaps as much as two weeks. I might also be required to attend other court proceedings in Florida. Additionally, the Bank may be adversely impacted by my absence from my office to attend or assist in legal proceedings in Florida.

I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct.

Executed on June 14, 2020

AMY DOLL

EXHIBIT "A" TO DOLL DECLARATION

From:	Stephen Gurba
To:	Amy Doll
Cc:	Rich Welkowitz
Subject:	Fwd: 1959 Testa Rossa
Date:	Friday, August 16, 2019 12:00:02 AM
Attachments:	1959 Ferrari Testa Rossa 1 of 5.pdf

Amy

See attached this car is worth between 45-50 million and the folks at Peoples have seen the car as it is stored at Rich Welkowitz's exclusive car facility in Lancaster.

I would like to discuss putting this car up as collateral for a new 10.0 million dollar loan the car is worth 45m-50million

We have had offers for same if we need to sell.

This new new loan would have a lien from the bank.

I propose using this to release all assets and pay off all current loans.

We would like a new loan with 10 year amortization.

The excess cash to the loan would allow the truck company to grow rapidly.

The loan would be to Rich and I with this as full collateral in addition to a P/G from Rich and I.

The bank would hold the title.

This car is one of only 5 and is truly amazing and in high demand if we were to sell.

We have it insured for 42.5 million as you can see.

I would like to move on this as it is most easy to discuss the collateral right here in Lancaster and would love to have the bank come over and take another look.

This offers a great opportunity to clean up all of the discussion and end the asset discussions.

Regards

Steve Gurba

---------- Forwarded message ---------
From: **Blackford <Blackford@blackforddev.com>**
Date: Thu, Aug 15, 2019 at 2:12 PM
Subject: 1959 Testa Rossa To: slgurba@bulovatech.com <slgurba@bulovatech.com>

--
Regards,

Stephen Gurba

TERM LOAN NOTE
Dated: September 30, 2019

$8,040,000.00 York, Pennsylvania

FOR VALUE RECEIVED, **RICHARD WELKOWITZ**, adult individual ("Welkowitz"), and **STEPHEN L. GURBA**, adult individual ("Gurba"), as co-borrowers, with offices at 1501 Lake Avenue SE, Largo, Florida 33771 (Welkowitz and Gurba being referred to herein, each individually, as "Borrower," and collectively, as "Borrowers"), promise to pay, jointly and severally, to the order of **PEOPLESBANK, A CODORUS VALLEY COMPANY**, a bank organized and existing under the laws of the Commonwealth of Pennsylvania, ("Lender"), with offices 105 Leader Heights Road, P.O. Box 2887, York, Pennsylvania 17405-2887 or at such other place as may be designated by the holder hereof in writing, the principal sum of Eight Million Forty Thousand and 00/100 Dollars ($8,040,000.00) ("Loan"), together with interest thereon, on the terms and conditions described below.

1. **Background**. This Term Loan Note (this "Note") evidences indebtedness under that certain Business Loan and Security Agreement of even date herewith (as amended, "Loan Agreement"), the terms of which are incorporated by reference herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement.

2. **Indebtedness**. The indebtedness evidenced by this Note consists of a single advance to be made by Lender to Borrowers on the date hereof solely for the purpose of refinancing existing indebtedness. Lender's records shall evidence conclusively the amount of indebtedness of Borrowers hereunder. This Note shall be retained by Lender until such time as all principal, interest or other charges due and payable under this Note have been paid in full, and until such time, Lender shall not be required to produce the original of this Note to Borrowers in connection with any demand hereon.

3. **Method of Advances Under the Loan**. The Loan shall be advanced by the Lender to or for the benefit of Borrowers in one or more disbursements totaling Eight Million Forty Thousand and 00/100 Dollars ($8,040,000.00) at closing of the Loan ("Closing").

4. **Interest**. Borrowers will pay interest on the unpaid principal amount of this Note at the fixed rate of six percent (6.0%). Interest shall be calculated on a year of 360 days based on the actual number of days elapsed.

5. **Monthly Payments; Maturity Date**.

a. The Loan shall be fully amortized over a period of ten (10) years.

b. Commencing on October 15, 2019, and continuing on the same day of each of the next twenty-three (23) months, Borrowers shall pay principal and interest each in the amount of Eighty-Nine Thousand Six Hundred Fifty-Eight and 13/100 Dollars ($89,658.13).

c. Borrowers hereby authorize the Lender to debit Borrowers' deposit account established with the Lender automatically for any payment which becomes due under this Note.

d. If not sooner paid in full, all principal, interest and other charges owed under this Note shall be paid on or before the second (2nd) anniversary of the date of this Note ("Maturity Date").

6. **Late Charges**. In the event that any installment becomes overdue for a period in excess of fifteen (15) days, a late charge of five percent (5%) of such overdue payment will be charged by and payable to Lender for the purpose of defraying expenses incident to the handling of such delinquency.

7. **Manner of Payment**. All payments by Borrowers on account of principal, interest or fees hereunder shall be made in lawful money of the United States of America, in immediately available funds. If any payment of principal or interest becomes due on a day on which Lender is closed (as required or permitted by law or otherwise), such payment shall be made not later than the preceding business day. The principal amount available under the Loan shall be permanently reduced by any amount so paid.

8. **Written Extension**. The Maturity Date set forth in Section 5 above may be extended only by a written instrument signed by a duly authorized officer of Lender after all approvals of such extension by all appropriate boards or committees of Lender, in their sole discretion.

9. **Default Interest Rate**. Upon the occurrence of any material event of default not cured within any applicable time period, Lender may elect in the sole exercise of Lender's discretion to increase the rate of interest payable hereunder to a rate equal to five percent (5%) per annum above the rate of interest otherwise applicable under Section 4 of this Note.

10. **Security for Note**. In addition to any judgment entered pursuant to the terms of this Note, this Note is secured by such other collateral as Lender may have required pursuant to the terms of the Loan Agreement. Borrowers agree that all terms, covenants, conditions, provisions, stipulations or agreements contained in the Loan Agreement and any other documents executed in connection with this Note or the Loan Agreement are hereby made part of this Note to the same extent and with the same effect as if the same were fully set forth herein. All such documents, together with any other documents, certificate, opinion, or financial or other statement relating to the Loan, are sometimes hereinafter referred to as the "Loan Documents."

11. **Co-Borrowers**.

a. Each reference in this Note to "Borrower" shall mean and refer to Richard Welkowitz and Stephen L. Gurba, jointly and severally, individually and collectively, as co-borrowers. Each Borrower is jointly and severally liable for the Obligations and Lender may proceed against one Borrower to enforce the Obligations without waiving its right to proceed against the other Borrower. This Note and the other Loan Documents are primary and original obligations of each Borrower and shall remain in effect notwithstanding future changes in conditions, including any change of law or any invalidity or irregularity in the creation or acquisition of any Obligations or in the execution or delivery of any agreement between Lender and Borrowers. Each Borrower shall be liable for existing and future Obligations as fully as if all of the Obligations were advanced to such Borrower. Lender may rely on any certificate or

representation made by any Borrower as made on behalf of and binding on, both Borrowers, including, without limitation, compliance certificates. Each Borrower appoints each other Borrower as his agent with all necessary power and authority to give and receive notices, certificates or demands for and on behalf of both Borrowers and to apply to Lender on behalf of each Borrower for any waivers and any consents. This authorization cannot be revoked, and Lender need not inquire as to one Borrower's authority to act for or on behalf of another Borrower. The Loan Documents are each hereby amended wherever necessary to reflect the changes described above.

b. Notwithstanding any other provision of this Note or any other Loan Document, each Borrower irrevocably waives, until all Obligations are irrevocably paid in full and Lender has no further obligation to make any advance to Borrowers, all rights that it may have at law or in equity (including, without limitation, any law subrogating Borrowers to the rights of Lender under the Loan Documents) to seek contribution, indemnification or any other form of reimbursement from any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by the Borrowers with respect to the Obligations in connection with the Loan Documents or otherwise and all rights that Borrowers might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by Borrowers with respect to the Obligations in connection with the Loan Documents or otherwise. Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section 11(b) shall be null and void. If any payment is made to a Borrower in contravention of this Section 11(b), such Borrower shall hold such payment in trust for Lender and such payment shall be promptly delivered to Lender for application to the Obligations, whether matured or unmatured.

c. Each Borrower waives, to the extent permitted by law, notice of acceptance hereof; notice of the existence, creation or acquisition of any of the Obligations; notice of an Event of Default except as set forth in the Loan Documents; notice of the amount of the Obligations outstanding at any time; notice of any adverse change in the financial condition of any other Borrower or of any other fact that might increase such Borrower's risk; presentment for payment; demand; protest and notice thereof as to any instrument; and all other notices and demands to which the Borrower would otherwise be entitled by virtue of being a co-borrower or a surety. Each Borrower waives any defense arising from any defense of any other Borrower, by reason of the cessation from any cause whatsoever of the liability of any other Borrower, or by reason of the invalidity or failure of any lien or security interest covering the Collateral or any other collateral. Lender's failure at any time to require strict performance by any Borrower of any provision of the Loan Documents shall not waive, alter or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Each Borrower also waives any defense arising from any act or omission of Lender that changes the scope of the Borrower's risks hereunder. Each Borrower hereby waives any right to assert against Lender any defense (legal or equitable), setoff, counterclaim, or claims that such Borrower individually may now or hereafter have against another Borrower or any other Person liable to Lender with respect to the Obligations in any manner or whatsoever.

d. The liability of Borrower hereunder shall not be diminished by (i) any agreement, understanding or representation that any of the Obligations is or was to be guaranteed by another Person or secured by other property, or (ii) any release or unenforceability, whether

partial or total, of rights, if any, which Lender may now or hereafter have against any other Person, including another Borrower, or property with respect to any of the Obligations. Without notice to any given Borrower and without affecting the liability or any given Borrower hereunder, Lender may (i) compromise, settle, renew, extend the time for payment, change the manner or terms of payment, discharge the performance of, decline to enforce, or release all or any of the Obligations with respect to any other Borrower by written agreement with such other Borrower, (ii) grant other indulgences to another Borrower in respect of the Obligations, (iii) modify in any manner any documents relating to the Obligations with respect to any other Borrower by written agreement with such other Borrower, (iv) release, surrender or exchange any deposits or other property securing the Obligations, whether pledged by a Borrower or any other Person, or (v) compromise, settle, renew or extend the time for payment, discharge the performance of, decline to enforce, or release all or any obligations of any guarantor, endorser or other Person who is now or may hereafter be liable with respect to any of the Obligations.

12. **Dishonored Item Fee**. Borrowers will pay a fee to Lender of $36.00 if Borrowers make a payment on account of the Loan and the check or preauthorized charge with which Borrowers pay is later dishonored.

13. **Events of Default**. An Event of Default under this Note shall include any breach, default or violation of the terms or provisions of this Note, the Loan Agreement or any Loan Document that remains uncured after notice and opportunity to cure.

14. **Rights and Remedies; Acceleration**. Upon the occurrence of any Event of Default which has not been cured or remedied by Borrowers within any applicable time period, Lender shall have the right to exercise all rights and remedies permitted to it at law or under any Loan Document. In addition to any other remedies available to Lender hereunder or under any Loan Document, upon an uncured event of default Lender may declare the entire unpaid principal amount of this Note and all interest and fees accrued and unpaid hereon to be forthwith due and payable, whereupon the same shall immediately become and be forthwith due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by Borrowers.

15. **Confession of Judgment**. In addition to all of the other remedies granted to Lender against the Borrowers set forth in this Note or the Loan Documents, Lender is entitled to confess judgment against the Borrowers after the occurrence of an Event of Default.

THE FOLLOWING PARAGRAPH SETS FORTH A WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE BORROWERS. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE BORROWERS, THE BORROWERS KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY, AND, ON THE ADVICE OF COUNSEL, UNCONDITIONALLY WAIVE ANY AND ALL RIGHTS THE BORROWERS MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.

AFTER THE OCCURRENCE OF ANY EVENT OF DEFAULT AS DEFINED IN THIS NOTE OR THE LOAN DOCUMENTS, THE BORROWERS AUTHORIZE AND EMPOWER ANY ATTORNEY OF ANY COURT OF RECORD OF PENNSYLVANIA OR ELSEWHERE TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE BORROWERS FOR THE UNPAID PRINCIPAL AMOUNT OF THIS NOTE, TOGETHER WITH ALL ACCRUED, UNPAID INTEREST AND LATE CHARGES THEREON, PLUS COSTS OF SUIT AND REASONABLE ATTORNEYS' FEES, WITH OR WITHOUT DECLARATION OR STAY OF EXECUTION, AND WITH RELEASE OF ERRORS, FOR WHICH THIS NOTE OR A COPY HEREOF SHALL SERVE AS A SUFFICIENT WARRANT. THIS POWER TO ENTER JUDGMENT BY CONFESSION SHALL NOT BE EXHAUSTED BY ANY EXERCISE AND SHALL CONTINUE UNTIL FULL PAYMENT OF ALL AMOUNTS DUE UNDER THIS NOTE.

BORROWERS ACKNOWLEDGE AND AGREE THAT (a) THE FOREGOING WARRANT OF ATTORNEY TO CONFESS JUDGMENT IS BEING EXECUTED IN CONNECTION WITH A COMMERCIAL TRANSACTION, (b) LENDER'S CONFESSION OF JUDGMENT FOLLOWING AN EVENT OF DEFAULT AND IN ACCORDANCE WITH THE FOREGOING WARRANT OF ATTORNEY WOULD BE IN ACCORDANCE WITH BORROWERS' REASONABLE EXPECTATIONS, AND (c) LENDER DOES NOT AND, IN REGARDS TO THE LOAN OR THE LOAN DOCUMENTS, SHALL NOT HAVE ANY OF THE DUTIES TO BORROWERS SET FORTH IN 20 PA.C.S.A. §5601.3(b).

16. **Cross-default**. Any material default by Borrowers under this Note or the Loan Documents shall constitute a default under all other obligations to Lender of the Borrowers or any subsidiary or affiliate of Borrowers or any guarantor of Borrowers' obligations. Any default by the Borrowers or any subsidiary or affiliate of Borrowers or any such guarantor under any other obligation of Borrowers or such subsidiaries or affiliate of Borrowers or any such guarantor shall constitute a default under this Note and the Loan Documents.

17. **No Waiver; Rights and Remedies Cumulative**. No failure on the part of Lender to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Lender of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any remedies or rights provided by law or by any other agreement between Borrowers and Lender.

18. **Costs and Expenses**. Borrowers shall reimburse Lender for all reasonable and documented costs and expenses incurred by it and shall pay the reasonable fees and disbursements of counsel to Lender in connection with the enforcement of Lender's rights hereunder. Borrowers shall also pay any and all taxes (other than taxes on or measured by net income of the holder of this Note) incurred or payable in connection with the execution and delivery of this Note.

19. **Amendments**. No amendment, modification or waiver of any provision of this Note nor consent to any departure by Borrowers therefrom shall be effective unless the same

shall be in writing and signed by Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

20. Governing Law. This Note shall be deemed to be a contract made under the laws of the Commonwealth of Pennsylvania and shall be construed in accordance with the laws of said Commonwealth.

21. Successors and Assigns. This Note shall be binding upon Borrowers and their successors and assigns and the terms hereof shall inure to the benefit of Lender and its successors and assigns, including subsequent holders hereof.

22. Severability. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

23. Waiver of Notice; Set-Off. Borrowers hereby waive presentment, demand for payment, notice of protest and all other demands in connection with the delivery, acceptance, performance, default or enforcement of this Note. The balance of every account of Borrowers with, and each claim of Borrowers against, Lender existing from time to time shall be subject to a lien and subject to be set-off against any and all liabilities of Borrowers to Lender, including those hereunder.

24. Notices. Any notices given or made for any purpose under and pursuant to this Agreement shall be made in writing and shall be sent by certified or registered mail, return receipt requested, postage prepaid and addressed as follows:

If to Borrowers:	Stephen L. Gurba 1501 Lake Avenue SE Largo, FL 33771
	Richard Welkowitz 120 North Pointe Blvd., Suite 300 Lancaster, PA 17601
with a copy to:	Big Red Express Trucking LLC 1501 Lake Avenue SE Largo, FL 33771
If to Lender:	Timothy J. Nieman, General Counsel PeoplesBank, a Codorus Valley Company 105 Leader Heights Road York, PA 17405-2887
with a copy to:	Stephen R. Lazun, Esquire Barley Snyder LLP 100 East Market Street

York, PA 17401

25. **Entire Agreement.** This Note contains the entire understanding of the parties concerning the subject matter hereof, and no representations, inducements, promises or agreements, oral or otherwise, not embodied herein shall be of any force or effect whatsoever.

26. **Multiple Counterparts.** This Note may be executed in multiple counterparts, each of which shall be regarded for all purposes as an original, and such counterparts taken together shall constitute but one and the same instrument.

27. **Partial Execution; Joint and Several Liability.** This Note shall be binding upon, and enforceable against either Borrower notwithstanding the fact that both Borrowers have not yet executed this Note. This Note shall be binding upon, and enforceable against each Borrower immediately upon each Borrower's execution and delivery of this Note. The obligations of Borrowers under this Note and each of the other Loan Documents shall be joint and several.

IN WITNESS WHEREOF, the Borrowers have caused these presents to be executed the day and year first above written.

WITNESS:

Cindy Guerra [signature]

[signature] ______________________ Richard Welkowitz

[signature] ______________________ Stephen L. Gurba

State of ______________________ :
: ss.
County of ______________________ :

On this, the ________ day of ______________, 2019, before me, a Notary Public in and for the Commonwealth and County aforesaid, the undersigned officer, personally appeared **Richard Welkowitz**, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

____
Notary Public

State of Florida :
: ss.
County of Pinellas :

Notary Public State of Florida
Craig Schnee
My Commission GG 28233[illegible]
Expires 12/08/2022

On this, the 30th day of September, 2019, before me, a Notary Public in and for the Commonwealth and County aforesaid, the undersigned officer, personally appeared **Stephen L. Gurba**, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

[signature] ______________________
Notary Public

IN WITNESS WHEREOF, the Borrowers have caused these presents to be executed the day and year first above written.

WITNESS:

[signature] ______________________ [signature] ______________________
Richard Welkowitz

______________________ ______________________
Stephen L. Gurba

State of PA :
: ss.
County of Lancaster :

On this, the 30th day of September, 2019, before me, a Notary Public in and for the Commonwealth and County aforesaid, the undersigned officer, personally appeared **Richard Welkowitz**, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

Commonwealth of Pennsylvania - Notary Seal
Thomas D. Dell, Notary Public
Lancaster County
My commission expires February 4, 2022
Commission number 1221742
Member, Pennsylvania Association of Notaries

[signature] ______________________
Notary Public

State of ______________________ :
: ss.
County of ______________________ :

On this, the ________ day of ________________, 2019, before me, a Notary Public in and for the Commonwealth and County aforesaid, the undersigned officer, personally appeared **Stephen L. Gurba**, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

____
Notary Public

7297751.1

EXHIBIT "A" TO DOLL DECLARATION

From: Stephen Gurba
To: Amy Doll
Cc: Rich Welkowitz
Subject: Fwd: 1959 Testa Rossa
Date: Friday, August 16, 2019 12:00:02 AM
Attachments: 1959 Ferrari Testa Rossa 1 of 5.pdf

Amy

See attached this car is worth between 45-50 million and the folks at Peoples have seen the car as it is stored at Rich Welkowitz's exclusive car facility in Lancaster.

I would like to discuss putting this car up as collateral for a new 10.0 million dollar loan the car is worth 45m-50million

We have had offers for same if we need to sell.

This new new loan would have a lien from the bank.

I propose using this to release all assets and pay off all current loans.

We would like a new loan with 10 year amortization.

The excess cash to the loan would allow the truck company to grow rapidly.

The loan would be to Rich and I with this as full collateral in addition to a P/G from Rich and I.

The bank would hold the title.

This car is one of only 5 and is truly amazing and in high demand if we were to sell.

We have it insured for 42.5 million as you can see.

I would like to move on this as it is most easy to discuss the collateral right here in Lancaster and would love to have the bank come over and take another look.

This offers a great opportunity to clean up all of the discussion and end the asset discussions.

Regards

Steve Gurba

---------- Forwarded message ---------
From: **Blackford <Blackford@blackforddev.com>**
Date: Thu, Aug 15, 2019 at 2:12 PM
Subject: 1959 Testa Rossa To: slgurba@bulovatech.com <slgurba@bulovatech.com>

--
Regards,

Stephen Gurba

TERM LOAN NOTE
Dated: September 30, 2019

$8,040,000.00 York, Pennsylvania

FOR VALUE RECEIVED, **RICHARD WELKOWITZ**, adult individual ("Welkowitz"), and **STEPHEN L. GURBA**, adult individual ("Gurba"), as co-borrowers, with offices at 1501 Lake Avenue SE, Largo, Florida 33771 (Welkowitz and Gurba being referred to herein, each individually, as "Borrower," and collectively, as "Borrowers"), promise to pay, jointly and severally, to the order of **PEOPLESBANK, A CODORUS VALLEY COMPANY**, a bank organized and existing under the laws of the Commonwealth of Pennsylvania, ("Lender"), with offices 105 Leader Heights Road, P.O. Box 2887, York, Pennsylvania 17405-2887 or at such other place as may be designated by the holder hereof in writing, the principal sum of Eight Million Forty Thousand and 00/100 Dollars ($8,040,000.00) ("Loan"), together with interest thereon, on the terms and conditions described below.

1. **Background**. This Term Loan Note (this "Note") evidences indebtedness under that certain Business Loan and Security Agreement of even date herewith (as amended, "Loan Agreement"), the terms of which are incorporated by reference herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement.

2. **Indebtedness**. The indebtedness evidenced by this Note consists of a single advance to be made by Lender to Borrowers on the date hereof solely for the purpose of refinancing existing indebtedness. Lender's records shall evidence conclusively the amount of indebtedness of Borrowers hereunder. This Note shall be retained by Lender until such time as all principal, interest or other charges due and payable under this Note have been paid in full, and until such time, Lender shall not be required to produce the original of this Note to Borrowers in connection with any demand hereon.

3. **Method of Advances Under the Loan**. The Loan shall be advanced by the Lender to or for the benefit of Borrowers in one or more disbursements totaling Eight Million Forty Thousand and 00/100 Dollars ($8,040,000.00) at closing of the Loan ("Closing").

4. **Interest**. Borrowers will pay interest on the unpaid principal amount of this Note at the fixed rate of six percent (6.0%). Interest shall be calculated on a year of 360 days based on the actual number of days elapsed.

5. **Monthly Payments; Maturity Date**.

a. The Loan shall be fully amortized over a period of ten (10) years.

b. Commencing on October 15, 2019, and continuing on the same day of each of the next twenty-three (23) months, Borrowers shall pay principal and interest each in the amount of Eighty-Nine Thousand Six Hundred Fifty-Eight and 13/100 Dollars ($89,658.13).

c. Borrowers hereby authorize the Lender to debit Borrowers' deposit account established with the Lender automatically for any payment which becomes due under this Note.

d. If not sooner paid in full, all principal, interest and other charges owed under this Note shall be paid on or before the second (2nd) anniversary of the date of this Note ("Maturity Date").

6. **Late Charges**. In the event that any installment becomes overdue for a period in excess of fifteen (15) days, a late charge of five percent (5%) of such overdue payment will be charged by and payable to Lender for the purpose of defraying expenses incident to the handling of such delinquency.

7. **Manner of Payment**. All payments by Borrowers on account of principal, interest or fees hereunder shall be made in lawful money of the United States of America, in immediately available funds. If any payment of principal or interest becomes due on a day on which Lender is closed (as required or permitted by law or otherwise), such payment shall be made not later than the preceding business day. The principal amount available under the Loan shall be permanently reduced by any amount so paid.

8. **Written Extension**. The Maturity Date set forth in Section 5 above may be extended only by a written instrument signed by a duly authorized officer of Lender after all approvals of such extension by all appropriate boards or committees of Lender, in their sole discretion.

9. **Default Interest Rate**. Upon the occurrence of any material event of default not cured within any applicable time period, Lender may elect in the sole exercise of Lender's discretion to increase the rate of interest payable hereunder to a rate equal to five percent (5%) per annum above the rate of interest otherwise applicable under Section 4 of this Note.

10. **Security for Note**. In addition to any judgment entered pursuant to the terms of this Note, this Note is secured by such other collateral as Lender may have required pursuant to the terms of the Loan Agreement. Borrowers agree that all terms, covenants, conditions, provisions, stipulations or agreements contained in the Loan Agreement and any other documents executed in connection with this Note or the Loan Agreement are hereby made part of this Note to the same extent and with the same effect as if the same were fully set forth herein. All such documents, together with any other documents, certificate, opinion, or financial or other statement relating to the Loan, are sometimes hereinafter referred to as the "Loan Documents."

11. **Co-Borrowers**.

a. Each reference in this Note to "Borrower" shall mean and refer to Richard Welkowitz and Stephen L. Gurba, jointly and severally, individually and collectively, as co-borrowers. Each Borrower is jointly and severally liable for the Obligations and Lender may proceed against one Borrower to enforce the Obligations without waiving its right to proceed against the other Borrower. This Note and the other Loan Documents are primary and original obligations of each Borrower and shall remain in effect notwithstanding future changes in conditions, including any change of law or any invalidity or irregularity in the creation or acquisition of any Obligations or in the execution or delivery of any agreement between Lender and Borrowers. Each Borrower shall be liable for existing and future Obligations as fully as if all of the Obligations were advanced to such Borrower. Lender may rely on any certificate or

representation made by any Borrower as made on behalf of and binding on, both Borrowers, including, without limitation, compliance certificates. Each Borrower appoints each other Borrower as his agent with all necessary power and authority to give and receive notices, certificates or demands for and on behalf of both Borrowers and to apply to Lender on behalf of each Borrower for any waivers and any consents. This authorization cannot be revoked, and Lender need not inquire as to one Borrower's authority to act for or on behalf of another Borrower. The Loan Documents are each hereby amended wherever necessary to reflect the changes described above.

b. Notwithstanding any other provision of this Note or any other Loan Document, each Borrower irrevocably waives, until all Obligations are irrevocably paid in full and Lender has no further obligation to make any advance to Borrowers, all rights that it may have at law or in equity (including, without limitation, any law subrogating Borrowers to the rights of Lender under the Loan Documents) to seek contribution, indemnification or any other form of reimbursement from any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by the Borrowers with respect to the Obligations in connection with the Loan Documents or otherwise and all rights that Borrowers might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by Borrowers with respect to the Obligations in connection with the Loan Documents or otherwise. Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section 11(b) shall be null and void. If any payment is made to a Borrower in contravention of this Section 11(b), such Borrower shall hold such payment in trust for Lender and such payment shall be promptly delivered to Lender for application to the Obligations, whether matured or unmatured.

c. Each Borrower waives, to the extent permitted by law, notice of acceptance hereof; notice of the existence, creation or acquisition of any of the Obligations; notice of an Event of Default except as set forth in the Loan Documents; notice of the amount of the Obligations outstanding at any time; notice of any adverse change in the financial condition of any other Borrower or of any other fact that might increase such Borrower's risk; presentment for payment; demand; protest and notice thereof as to any instrument; and all other notices and demands to which the Borrower would otherwise be entitled by virtue of being a co-borrower or a surety. Each Borrower waives any defense arising from any defense of any other Borrower, by reason of the cessation from any cause whatsoever of the liability of any other Borrower, or by reason of the invalidity or failure of any lien or security interest covering the Collateral or any other collateral. Lender's failure at any time to require strict performance by any Borrower of any provision of the Loan Documents shall not waive, alter or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Each Borrower also waives any defense arising from any act or omission of Lender that changes the scope of the Borrower's risks hereunder. Each Borrower hereby waives any right to assert against Lender any defense (legal or equitable), setoff, counterclaim, or claims that such Borrower individually may now or hereafter have against another Borrower or any other Person liable to Lender with respect to the Obligations in any manner or whatsoever.

d. The liability of Borrower hereunder shall not be diminished by (i) any agreement, understanding or representation that any of the Obligations is or was to be guaranteed by another Person or secured by other property, or (ii) any release or unenforceability, whether

partial or total, of rights, if any, which Lender may now or hereafter have against any other Person, including another Borrower, or property with respect to any of the Obligations. Without notice to any given Borrower and without affecting the liability or any given Borrower hereunder, Lender may (i) compromise, settle, renew, extend the time for payment, change the manner or terms of payment, discharge the performance of, decline to enforce, or release all or any of the Obligations with respect to any other Borrower by written agreement with such other Borrower, (ii) grant other indulgences to another Borrower in respect of the Obligations, (iii) modify in any manner any documents relating to the Obligations with respect to any other Borrower by written agreement with such other Borrower, (iv) release, surrender or exchange any deposits or other property securing the Obligations, whether pledged by a Borrower or any other Person, or (v) compromise, settle, renew or extend the time for payment, discharge the performance of, decline to enforce, or release all or any obligations of any guarantor, endorser or other Person who is now or may hereafter be liable with respect to any of the Obligations.

12. **Dishonored Item Fee.** Borrowers will pay a fee to Lender of $36.00 if Borrowers make a payment on account of the Loan and the check or preauthorized charge with which Borrowers pay is later dishonored.

13. **Events of Default.** An Event of Default under this Note shall include any breach, default or violation of the terms or provisions of this Note, the Loan Agreement or any Loan Document that remains uncured after notice and opportunity to cure.

14. **Rights and Remedies; Acceleration.** Upon the occurrence of any Event of Default which has not been cured or remedied by Borrowers within any applicable time period, Lender shall have the right to exercise all rights and remedies permitted to it at law or under any Loan Document. In addition to any other remedies available to Lender hereunder or under any Loan Document, upon an uncured event of default Lender may declare the entire unpaid principal amount of this Note and all interest and fees accrued and unpaid hereon to be forthwith due and payable, whereupon the same shall immediately become and be forthwith due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by Borrowers.

15. **Confession of Judgment.** In addition to all of the other remedies granted to Lender against the Borrowers set forth in this Note or the Loan Documents, Lender is entitled to confess judgment against the Borrowers after the occurrence of an Event of Default.

THE FOLLOWING PARAGRAPH SETS FORTH A WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE BORROWERS. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE BORROWERS, THE BORROWERS KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY, AND, ON THE ADVICE OF COUNSEL, UNCONDITIONALLY WAIVE ANY AND ALL RIGHTS THE BORROWERS MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.

AFTER THE OCCURRENCE OF ANY EVENT OF DEFAULT AS DEFINED IN THIS NOTE OR THE LOAN DOCUMENTS, THE BORROWERS AUTHORIZE AND EMPOWER ANY ATTORNEY OF ANY COURT OF RECORD OF PENNSYLVANIA OR ELSEWHERE TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE BORROWERS FOR THE UNPAID PRINCIPAL AMOUNT OF THIS NOTE, TOGETHER WITH ALL ACCRUED, UNPAID INTEREST AND LATE CHARGES THEREON, PLUS COSTS OF SUIT AND REASONABLE ATTORNEYS' FEES, WITH OR WITHOUT DECLARATION OR STAY OF EXECUTION, AND WITH RELEASE OF ERRORS, FOR WHICH THIS NOTE OR A COPY HEREOF SHALL SERVE AS A SUFFICIENT WARRANT. THIS POWER TO ENTER JUDGMENT BY CONFESSION SHALL NOT BE EXHAUSTED BY ANY EXERCISE AND SHALL CONTINUE UNTIL FULL PAYMENT OF ALL AMOUNTS DUE UNDER THIS NOTE.

BORROWERS ACKNOWLEDGE AND AGREE THAT (a) THE FOREGOING WARRANT OF ATTORNEY TO CONFESS JUDGMENT IS BEING EXECUTED IN CONNECTION WITH A COMMERCIAL TRANSACTION, (b) LENDER'S CONFESSION OF JUDGMENT FOLLOWING AN EVENT OF DEFAULT AND IN ACCORDANCE WITH THE FOREGOING WARRANT OF ATTORNEY WOULD BE IN ACCORDANCE WITH BORROWERS' REASONABLE EXPECTATIONS, AND (c) LENDER DOES NOT AND, IN REGARDS TO THE LOAN OR THE LOAN DOCUMENTS, SHALL NOT HAVE ANY OF THE DUTIES TO BORROWERS SET FORTH IN 20 PA.C.S.A. §5601.3(b).

16. Cross-default. Any material default by Borrowers under this Note or the Loan Documents shall constitute a default under all other obligations to Lender of the Borrowers or any subsidiary or affiliate of Borrowers or any guarantor of Borrowers' obligations. Any default by the Borrowers or any subsidiary or affiliate of Borrowers or any such guarantor under any other obligation of Borrowers or such subsidiaries or affiliate of Borrowers or any such guarantor shall constitute a default under this Note and the Loan Documents.

17. No Waiver; Rights and Remedies Cumulative. No failure on the part of Lender to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Lender of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any remedies or rights provided by law or by any other agreement between Borrowers and Lender.

18. Costs and Expenses. Borrowers shall reimburse Lender for all reasonable and documented costs and expenses incurred by it and shall pay the reasonable fees and disbursements of counsel to Lender in connection with the enforcement of Lender's rights hereunder. Borrowers shall also pay any and all taxes (other than taxes on or measured by net income of the holder of this Note) incurred or payable in connection with the execution and delivery of this Note.

19. Amendments. No amendment, modification or waiver of any provision of this Note nor consent to any departure by Borrowers therefrom shall be effective unless the same

shall be in writing and signed by Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

20. Governing Law. This Note shall be deemed to be a contract made under the laws of the Commonwealth of Pennsylvania and shall be construed in accordance with the laws of said Commonwealth.

21. Successors and Assigns. This Note shall be binding upon Borrowers and their successors and assigns and the terms hereof shall inure to the benefit of Lender and its successors and assigns, including subsequent holders hereof.

22. Severability. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

23. Waiver of Notice; Set-Off. Borrowers hereby waive presentment, demand for payment, notice of protest and all other demands in connection with the delivery, acceptance, performance, default or enforcement of this Note. The balance of every account of Borrowers with, and each claim of Borrowers against, Lender existing from time to time shall be subject to a lien and subject to be set-off against any and all liabilities of Borrowers to Lender, including those hereunder.

24. Notices. Any notices given or made for any purpose under and pursuant to this Agreement shall be made in writing and shall be sent by certified or registered mail, return receipt requested, postage prepaid and addressed as follows:

If to Borrowers: Stephen L. Gurba
1501 Lake Avenue SE
Largo, FL 33771

Richard Welkowitz
120 North Pointe Blvd., Suite 300
Lancaster, PA 17601

with a copy to: Big Red Express Trucking LLC
1501 Lake Avenue SE
Largo, FL 33771

If to Lender: Timothy J. Nieman, General Counsel
PeoplesBank, a Codorus Valley Company
105 Leader Heights Road
York, PA 17405-2887

with a copy to: Stephen R. Lazun, Esquire
Barley Snyder LLP
100 East Market Street

York, PA 17401

25. **Entire Agreement.** This Note contains the entire understanding of the parties concerning the subject matter hereof, and no representations, inducements, promises or agreements, oral or otherwise, not embodied herein shall be of any force or effect whatsoever.

26. **Multiple Counterparts.** This Note may be executed in multiple counterparts, each of which shall be regarded for all purposes as an original, and such counterparts taken together shall constitute but one and the same instrument.

27. **Partial Execution; Joint and Several Liability.** This Note shall be binding upon, and enforceable against either Borrower notwithstanding the fact that both Borrowers have not yet executed this Note. This Note shall be binding upon, and enforceable against each Borrower immediately upon each Borrower's execution and delivery of this Note. The obligations of Borrowers under this Note and each of the other Loan Documents shall be joint and several.

IN WITNESS WHEREOF, the Borrowers have caused these presents to be executed the day and year first above written.

WITNESS:

_______________________ Richard Welkowitz

_______________________ Stephen L. Gurba

State of ____________ :
: ss.
County of ____________ :

On this, the ______ day of ______________, 2019, before me, a Notary Public in and for the Commonwealth and County aforesaid, the undersigned officer, personally appeared **Richard Welkowitz**, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

____
Notary Public

State of Florida :
: ss.
County of Pinellas :

Notary Public State of Florida
Craig Schnee
My Commission GG 28233[illegible]
Expires 12/06/2022

On this, the 30th day of September, 2019, before me, a Notary Public in and for the Commonwealth and County aforesaid, the undersigned officer, personally appeared **Stephen L. Gurba**, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

____
Notary Public

IN WITNESS WHEREOF, the Borrowers have caused these presents to be executed the day and year first above written.

WITNESS:

[signature] [signature]
Richard Welkowitz

Stephen L. Gurba

State of PA :
: ss.
County of Lancaster :

On this, the 30th day of September, 2019, before me, a Notary Public in and for the Commonwealth and County aforesaid, the undersigned officer, personally appeared **Richard Welkowitz**, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

Commonwealth of Pennsylvania - Notary Seal
Thomas D. Dell, Notary Public
Lancaster County
My commission expires February 4, 2022
Commission number 1221742
Member, Pennsylvania Association of Notaries

[signature]
Notary Public

State of ____________ :
: ss.
County of ____________ :

On this, the ______ day of ____________, 2019, before me, a Notary Public in and for the Commonwealth and County aforesaid, the undersigned officer, personally appeared **Stephen L. Gurba**, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

Notary Public

DISCLOSURE FOR CONFESSION OF JUDGMENT

Undersigned: RICHARD WELKOWITZ

Lender: PEOPLES BANK, A CODORUS VALLEY COMPANY

The undersigned has executed, and/or is executing, on the date hereof, the following document under which the undersigned is obligated to repay monies to Lender:

1. Term Loan Note

A. THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT THE ABOVE DOCUMENT CONTAINS PROVISIONS UNDER WHICH LENDER MAY ENTER JUDGMENT BY CONFESSION AGAINST THE UNDERSIGNED AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT. BEING FULLY AWARE OF HIS RIGHTS TO PRIOR NOTICE AND A HEARING ON THE VALIDITY OF ANY JUDGMENT OR OTHER CLAIMS THAT MAY BE ASSERTED AGAINST THE UNDERSIGNED BY LENDER HEREUNDER BEFORE JUDGMENT IS ENTERED, THE UNDERSIGNED HEREBY FREELY, KNOWINGLY AND INTELLIGENTLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO LENDER'S ENTERING JUDGMENT AGAINST THE UNDERSIGNED BY CONFESSION PURSUANT TO THE TERMS THEREOF.

B. THE UNDERSIGNED ALSO ACKNOWLEDGES AND AGREES THAT THE ABOVE DOCUMENT CONTAINS PROVISIONS UNDER WHICH LENDER MAY, AFTER ENTRY OF JUDGMENT AND WITHOUT EITHER NOTICE OR A HEARING, FORECLOSE UPON, ATTACH, LEVY OR OTHERWISE SEIZE PROPERTY OF THE UNDERSIGNED IN FULL OR PARTIAL PAYMENT OF THE JUDGMENT. BEING FULLY AWARE OF HIS RIGHTS AFTER JUDGMENT IS ENTERED (INCLUDING THE RIGHT TO MOVE TO OPEN OR STRIKE THE JUDGMENT), THE UNDERSIGNED HEREBY FREELY, KNOWINGLY AND INTELLIGENTLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO LENDER'S TAKING SUCH ACTIONS AS MAY BE PERMITTED UNDER APPLICABLE STATE AND FEDERAL LAW WITHOUT PRIOR NOTICE TO THE UNDERSIGNED.

C. The undersigned hereby certifies: that a representative of Lender specifically called the confession of judgment provisions in the above-referenced document to the attention of the undersigned and/or that the undersigned were represented by counsel and that such counsel reviewed with and explained to the undersigned the meaning and consequences of the above-described remedies and waivers; that the undersigned's annual income exceeds $10,000; that this transaction is not a "consumer credit transaction" within the meaning of Rule 2950 of the Pennsylvania Rules of Civil Procedure; that all references to "the undersigned" above refer to all persons and entities signing below; and that the undersigned received a copy hereof at the time of signing.

WITNESS:

[signature] [signature: R. Welkowitz]

Richard Welkowitz

Dated: September 30, 2019

7300467.1

DISCLOSURE FOR CONFESSION OF JUDGMENT

Undersigned: RICHARD WELKOWITZ

Lender: PEOPLES BANK, A CODORUS VALLEY COMPANY

The undersigned has executed, and/or is executing, on the date hereof, the following document under which the undersigned is obligated to repay monies to Lender:

1. Term Loan Note

A. THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT THE ABOVE DOCUMENT CONTAINS PROVISIONS UNDER WHICH LENDER MAY ENTER JUDGMENT BY CONFESSION AGAINST THE UNDERSIGNED AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT. BEING FULLY AWARE OF HIS RIGHTS TO PRIOR NOTICE AND A HEARING ON THE VALIDITY OF ANY JUDGMENT OR OTHER CLAIMS THAT MAY BE ASSERTED AGAINST THE UNDERSIGNED BY LENDER HEREUNDER BEFORE JUDGMENT IS ENTERED, THE UNDERSIGNED HEREBY FREELY, KNOWINGLY AND INTELLIGENTLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO LENDER'S ENTERING JUDGMENT AGAINST THE UNDERSIGNED BY CONFESSION PURSUANT TO THE TERMS THEREOF.

B. THE UNDERSIGNED ALSO ACKNOWLEDGES AND AGREES THAT THE ABOVE DOCUMENT CONTAINS PROVISIONS UNDER WHICH LENDER MAY, AFTER ENTRY OF JUDGMENT AND WITHOUT EITHER NOTICE OR A HEARING, FORECLOSE UPON, ATTACH, LEVY OR OTHERWISE SEIZE PROPERTY OF THE UNDERSIGNED IN FULL OR PARTIAL PAYMENT OF THE JUDGMENT. BEING FULLY AWARE OF HIS RIGHTS AFTER JUDGMENT IS ENTERED (INCLUDING THE RIGHT TO MOVE TO OPEN OR STRIKE THE JUDGMENT), THE UNDERSIGNED HEREBY FREELY, KNOWINGLY AND INTELLIGENTLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO LENDER'S TAKING SUCH ACTIONS AS MAY BE PERMITTED UNDER APPLICABLE STATE AND FEDERAL LAW WITHOUT PRIOR NOTICE TO THE UNDERSIGNED.

C. The undersigned hereby certifies: that a representative of Lender specifically called the confession of judgment provisions in the above-referenced document to the attention of the undersigned and/or that the undersigned were represented by counsel and that such counsel reviewed with and explained to the undersigned the meaning and consequences of the above-described remedies and waivers; that the undersigned's annual income exceeds $10,000; that this transaction is not a "consumer credit transaction" within the meaning of Rule 2950 of the Pennsylvania Rules of Civil Procedure; that all references to "the undersigned" above refer to all persons and entities signing below; and that the undersigned received a copy hereof at the time of signing.

WITNESS:

[signature] ________________________   [signature: R. Welkowitz] ________________________
Richard Welkowitz

Dated: September 30, 2019

7300467.1

EXPLANATION AND WAIVER OF RIGHTS
REGARDING CONFESSION OF JUDGMENT

PEOPLESBANK, A CODORUS VALLEY COMPANY

1. On the date hereof, **RICHARD WELKOWITZ**, adult individual (the "Obligor"), is signing and delivering to **PEOPLESBANK, A CODORUS VALLEY COMPANY**, a bank organized and existing under the laws of the Commonwealth of Pennsylvania (the "Bank"):

x Term Loan Note
__ Other

(as the same may be renewed, modified, amended, extended restated or replaced, whether one or more, the "Obligation"). The Obligor has been advised by the Bank (and by the Obligor's legal counsel, if applicable) that the Obligation contains a clause that provides that the Bank may confess judgment against the Obligor. The Obligor has read the Obligation and clearly and specifically understands that by signing the Obligation which contains such confession of judgment clause:

(a) Upon default, the Obligor is authorizing the Bank to enter a judgment against the Obligor and in favor of the Bank, which will give the Bank a lien upon any real estate which the Obligor may own in any county where the judgment is entered;

(b) The Obligor is giving up an important right to any notice or opportunity for a hearing before the entry of this judgment on the records of the Court;

(c) The Obligor is agreeing the Bank may enter this judgment and understands that the Obligor will be unable to contest the validity of the judgment, should the Bank enter it, unless the Obligor successfully challenges entry of the judgment on procedural grounds through a petition to open or strike the judgment, which will require the Obligor to retain counsel at the Obligor's expense;

(d) The Obligor is giving up an important right to any notice or opportunity for a hearing before the Bank may request and use the power of the state government to deprive the Obligor of its property pursuant to the judgment by seizing or having the Sheriff or other official seize the Obligor's bank accounts, inventory, equipment, furnishings, or any other personal property that the Obligor may own, to satisfy the Obligation; and

(e) The Obligor may be immediately deprived of the use of any property that is seized by the Bank pursuant to the judgment without notice or a hearing, and the procedural rules of Pennsylvania's court system do not guarantee that the Obligor will receive a prompt hearing after the Obligor's property is seized.

2. The Obligor knows and understands that it is the confession of judgment clause in the Obligation which gives the Bank the rights described in subparagraphs (a) through (e) of paragraph 1 above.

3. Fully and completely understanding the rights which are being given up if the Obligor signs the Obligation containing the confession of judgment, the Obligor nevertheless freely, knowingly and voluntarily waives said rights and chooses to sign the Obligation.

4. The Obligor acknowledges that the proceeds of the Obligation are to be used for business purposes.

Dated this 30th day of September, 2019.

THE OBLIGOR HAS READ THIS EXPLANATION AND WAIVER PRIOR TO SIGNING THE OBLIGATION AND FULLY UNDERSTANDS ITS CONTENTS.

WITNESS:

____________________   ____________________
Richard Welkowitz

State of PA :
: ss.
County of Lancaster :

On this, the 30th day of September, 2019, before me, a Notary Public in and for the Commonwealth and County aforesaid, the undersigned officer, personally appeared Richard Welkowitz, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

Commonwealth of Pennsylvania - Notary Seal
Thomas D. Dell, Notary Public
Lancaster County
My commission expires February 4, 2022
Commission number 1221742
Member, Pennsylvania Association of Notaries

____
Notary Public

EXHIBIT "B" TO DOLL DECLARATION

DISCLOSURE FOR CONFESSION OF JUDGMENT

Undersigned: STEPHEN L. GURBA

Lender: PEOPLES BANK, A CODORUS VALLEY COMPANY

The undersigned has executed, and/or is executing, on the date hereof, the following document under which the undersigned is obligated to repay monies to Lender:

1. Term Loan Note

A. THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT THE ABOVE DOCUMENT CONTAINS PROVISIONS UNDER WHICH LENDER MAY ENTER JUDGMENT BY CONFESSION AGAINST THE UNDERSIGNED AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT. BEING FULLY AWARE OF HIS RIGHTS TO PRIOR NOTICE AND A HEARING ON THE VALIDITY OF ANY JUDGMENT OR OTHER CLAIMS THAT MAY BE ASSERTED AGAINST THE UNDERSIGNED BY LENDER HEREUNDER BEFORE JUDGMENT IS ENTERED, THE UNDERSIGNED HEREBY FREELY, KNOWINGLY AND INTELLIGENTLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO LENDER'S ENTERING JUDGMENT AGAINST THE UNDERSIGNED BY CONFESSION PURSUANT TO THE TERMS THEREOF.

B. THE UNDERSIGNED ALSO ACKNOWLEDGES AND AGREES THAT THE ABOVE DOCUMENT CONTAINS PROVISIONS UNDER WHICH LENDER MAY, AFTER ENTRY OF JUDGMENT AND WITHOUT EITHER NOTICE OR A HEARING, FORECLOSE UPON, ATTACH, LEVY OR OTHERWISE SEIZE PROPERTY OF THE UNDERSIGNED IN FULL OR PARTIAL PAYMENT OF THE JUDGMENT. BEING FULLY AWARE OF HIS RIGHTS AFTER JUDGMENT IS ENTERED (INCLUDING THE RIGHT TO MOVE TO OPEN OR STRIKE THE JUDGMENT), THE UNDERSIGNED HEREBY FREELY, KNOWINGLY AND INTELLIGENTLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO LENDER'S TAKING SUCH ACTIONS AS MAY BE PERMITTED UNDER APPLICABLE STATE AND FEDERAL LAW WITHOUT PRIOR NOTICE TO THE UNDERSIGNED.

C. The undersigned hereby certifies: that a representative of Lender specifically called the confession of judgment provisions in the above-referenced document to the attention of the undersigned and/or that the undersigned were represented by counsel and that such counsel reviewed with and explained to the undersigned the meaning and consequences of the above-described remedies and waivers; that the undersigned's annual income exceeds \$10,000; that this transaction is not a "consumer credit transaction" within the meaning of Rule 2950 of the Pennsylvania Rules of Civil Procedure; that all references to "the undersigned" above refer to all persons and entities signing below; and that the undersigned received a copy hereof at the time of signing.

WITNESS: [signature]

Dated: September 30, 2019

[signature]
Stephen L. Gurba

7398223.1

EXPLANATION AND WAIVER OF RIGHTS
REGARDING CONFESSION OF JUDGMENT

PEOPLESBANK, A CODORUS VALLEY COMPANY

1. On the date hereof, **STEPHEN L. GURBA**, adult individual (the "Obligor"), is signing and delivering to **PEOPLESBANK, A CODORUS VALLEY COMPANY**, a bank organized and existing under the laws of the Commonwealth of Pennsylvania (the "Bank"):

x Term Loan Note
__ Other

(as the same may be renewed, modified, amended, extended restated or replaced, whether one or more, the "Obligation"). The Obligor has been advised by the Bank (and by the Obligor's legal counsel, if applicable) that the Obligation contains a clause that provides that the Bank may confess judgment against the Obligor. The Obligor has read the Obligation and clearly and specifically understands that by signing the Obligation which contains such confession of judgment clause:

(a) Upon default, the Obligor is authorizing the Bank to enter a judgment against the Obligor and in favor of the Bank, which will give the Bank a lien upon any real estate which the Obligor may own in any county where the judgment is entered;

(b) The Obligor is giving up an important right to any notice or opportunity for a hearing before the entry of this judgment on the records of the Court;

(c) The Obligor is agreeing the Bank may enter this judgment and understands that the Obligor will be unable to contest the validity of the judgment, should the Bank enter it, unless the Obligor successfully challenges entry of the judgment on procedural grounds through a petition to open or strike the judgment, which will require the Obligor to retain counsel at the Obligor's expense;

(d) The Obligor is giving up an important right to any notice or opportunity for a hearing before the Bank may request and use the power of the state government to deprive the Obligor of its property pursuant to the judgment by seizing or having the Sheriff or other official seize the Obligor's bank accounts, inventory, equipment, furnishings, or any other personal property that the Obligor may own, to satisfy the Obligation; and

(e) The Obligor may be immediately deprived of the use of any property that is seized by the Bank pursuant to the judgment without notice or a hearing, and the procedural rules of Pennsylvania's court system do not guarantee that the Obligor will receive a prompt hearing after the Obligor's property is seized.

2. The Obligor knows and understands that it is the confession of judgment clause in the Obligation which gives the Bank the rights described in subparagraphs (a) through (e) of paragraph 1 above.

3. Fully and completely understanding the rights which are being given up if the Obligor signs the Obligation containing the confession of judgment, the Obligor nevertheless freely, knowingly and voluntarily waives said rights and chooses to sign the Obligation.

4. The Obligor acknowledges that the proceeds of the Obligation are to be used for business purposes.

Dated this 30th day of September, 2019.

THE OBLIGOR HAS READ THIS EXPLANATION AND WAIVER PRIOR TO SIGNING THE OBLIGATION AND FULLY UNDERSTANDS ITS CONTENTS.

WITNESS:

Cindy Gruyra

Stephen L. Gurba

State of Florida

County of Pinellas

Notary Public State of Florida
Craig Schnee
My Commission GG 282334
Expires 12/06/2022

On this, the 30th day of September, 2019, before me, a Notary Public in and for the Commonwealth and County aforesaid, the undersigned officer, personally appeared Stephen L. Gurba, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

Notary Public

AFFIDAVIT OF BUSINESS PURPOSE

For the purpose of **PEOPLESBANK, A CODORUS VALLEY COMPANY**, to make certain Business Loans within the meaning of Pennsylvania Act No. 6 of 1974 (41 P.S. § 101, et seq.) to **RICHARD WELKOWITZ**, adult individual, and **STEPHEN L. GURBA**, adult individual (collectively "Borrowers"), the undersigned hereby make the following statements:

1. The Borrowers are adult individuals engaged in a business enterprise.

2. The Borrowers exercise actual control over the managerial decisions of the business enterprise.

3. The principal amount of said loan is $8,040,000.00.

4. The funds shall be utilized in the said business enterprise of and not for personal, family or household purposes of the Borrowers.

5. This Affidavit may be executed in multiple counterparts, each of which shall be regarded for all purposes as an original, and such counterparts taken together shall constitute but one and the same instrument.

IN WITNESS WHEREOF and intending to be legally bounded, the undersigned have executed this Affidavit this 30th day of September, 2019.

WITNESS:

[signature] ______________________ [signature] ______________________
Richard Welkowitz

______________________ ______________________
Stephen L. Gurba

EXHIBIT "B" TO DOLL DECLARATION

State of PA :
: ss.
County of Lancaster :

On this, the 30th day of September, 2019, before me, a Notary Public in and for the Commonwealth and County aforesaid, the undersigned officer, personally appeared **Richard Welkowitz**, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

Commonwealth of Pennsylvania - Notary Seal
Thomas D. Dell, Notary Public
Lancaster County
My commission expires February 4, 2022
Commission number 1221742
Member, Pennsylvania Association of Notaries

Thomas D. Dell
Notary Public

State of ______________ :
: ss.
County of ______________ :

On this, the ________ day of ____________, 2019, before me, a Notary Public in and for the Commonwealth and County aforesaid, the undersigned officer, personally appeared **Stephen L. Gurba**, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

____
Notary Public

AFFIDAVIT OF BUSINESS PURPOSE

For the purpose of **PEOPLESBANK, A CODORUS VALLEY COMPANY**, to make certain Business Loans within the meaning of Pennsylvania Act No. 6 of 1974 (41 P.S. § 101, et seq.) to **RICHARD WELKOWITZ**, adult individual, and **STEPHEN L. GURBA**, adult individual (collectively "Borrowers"), the undersigned hereby make the following statements:

1. The Borrowers are adult individuals engaged in a business enterprise.

2. The Borrowers exercise actual control over the managerial decisions of the business enterprise.

3. The principal amount of said loan is $8,040,000.00.

4. The funds shall be utilized in the said business enterprise of and not for personal, family or household purposes of the Borrowers.

5. This Affidavit may be executed in multiple counterparts, each of which shall be regarded for all purposes as an original, and such counterparts taken together shall constitute but one and the same instrument.

IN WITNESS WHEREOF and intending to be legally bounded, the undersigned have executed this Affidavit this 30th day of September, 2019.

WITNESS:

Cindy Gurpa (signature)

(signature)

Richard Welkowitz

(signature)

Stephen L. Gurba

State of ____________________ :
: SS.
County of ____________________ :

On this, the ________ day of ____________, 2019, before me, a Notary Public in and for the Commonwealth and County aforesaid, the undersigned officer, personally appeared **Richard Welkowitz**, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

____
Notary Public

State of Florida :
: SS.
County of Pinellas :

Notary Public State of Florida
Craig Schnee
My Commission GG 282334
Expires 12/06/2022

On this, the 30th day of September 2019, before me, a Notary Public in and for the Commonwealth and County aforesaid, the undersigned officer, personally appeared **Stephen L. Gurba**, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

____
Notary Public

EXHIBIT "B" TO DOLL DECLARATION

PEOPLES Bank
You're Welcome Here!

October 23, 2019

Richard Welkowitz
Stephen L. Gurba
1501 Lake Avenue SE
Largo, Florida 33771

RE: Commercial Term Loan #5002405200

Dear Mr. Welkowitz and Mr. Gurba:

On September 30, 2019, you executed a Term Loan Note in the original principal amount of Eight Million and 00/100 ($400,000.00) Dollars in favor of PeoplesBank, a Codorus Valley Company, evidencing Commercial Term Loan #5002405200 (the "Loan").

Currently, monthly payments of principal and interest are due on the loan on the 15th day of each month. You have requested to change the day of the month on which your monthly loan payments are due to the Bank.

Effective as of the date of execution of this letter, your monthly payments of principal and interest shall be due and payable on the 30th day of each month, commencing with the payment due October 30, 2019.

Except as expressly modified by this Letter Agreement, the parties hereto acknowledge and agree that all other terms and conditions of the original Promissory Note, and any other loan document executed in connection with the Loan shall remain unchanged, in full force and effect and are hereby ratified and confirmed by you and the Bank in all respects.

Please evidence your acknowledgement of the changes to the Loan, where indicated below.

We thank you for the opportunity to serve you and your business. Should there be anything further that you need, please feel free to reach me at 717-747-2875 or via email at cbear@peoplesbanknet.com.

Sincerely,

Amy Doll/er

Amy Doll
Sr. Vice President & Chief Lending Officer

IN WITNESS WHEREOF, Bank and Borrower have executed this Agreement as of the day and year first above written.

Borrower:

WITNESS

By:______________________
Richard Welkowitz, individually

By:______________________
Stephen L. Gurba, individually

IN WITNESS WHEREOF, Bank and Borrower have executed this Agreement as of the day and year first above written.

Borrower:

WITNESS

____

By: _______________________
Richard Welkowitz, individually

____

By: _______________________
Stephen L. Gurba, individually

BUSINESS LOAN AND SECURITY AGREEMENT

By and Among Richard Welkowitz and Stephen L. Gurba and PeoplesBank, A Codorus Valley Company

THIS BUSINESS LOAN AND SECURITY AGREEMENT is made this 30th day of September, 2019 (the "**Agreement**"), between **PEOPLESBANK, A CODORUS VALLEY COMPANY**, a bank organized and existing under the laws of the Commonwealth of Pennsylvania, with offices at 105 Leader Heights Road, P.O. Box 2887, York, PA 17405-2887 ("**Lender**"), and **RICHARD WELKOWITZ**, adult individual ("**Welkowitz**"), and **STEPHEN L. GURBA**, adult individual ("**Gurba**"), with offices at 1501 Lake Avenue SE, Largo, Florida 33771, jointly and severally, as co-borrowers (Welkowitz and Gurba being referred to herein, each individually, as "**Borrower**," and collectively, as "**Borrowers**").

Background

A. Lender has agreed to extend a term loan in the original principal amount of Eight Million Forty Thousand and 00/100 Dollars ($8,040,000.00) (the "**Loan**") to Borrowers on the terms and provisions set forth in this Agreement.

B. Lender and Borrowers desire to set forth in writing their present understandings and agreements pertaining to the Loan.

NOW, THEREFORE, in consideration of the covenants contained in this Agreement and intending to be legally bound hereby, Lender and Borrowers agree as follows:

ARTICLE I. DEFINITIONS

For purposes of this Agreement, in addition to the terms defined elsewhere in this Agreement, the terms set forth below shall have the following meanings:

"**Business Day**" means any day which is neither a Saturday or Sunday nor a legal holiday on which commercial banks are authorized or required to be closed in York, Pennsylvania.

"**Closing Date**" shall mean the date of this Agreement.

"**Collateral**" shall mean the assets and properties in which the Lender is granted a lien, mortgage or security interest pursuant to any one or more of the Loan Documents (or otherwise pursuant to Requirements of Law) to secure the Obligations. The Collateral shall expressly include, without limitation, the 1959 Ferrari Testa Rossa, bearing Vehicle Identification number 07740 and Title Number 63631316601 WE titled in the name of Welkowitz , in which the Lender is granted a lien or security interest pursuant to any Loan Document.

"**Contractual Obligation**" as to any Person shall mean any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

"**Event of Default**" shall have the meaning given such term in Article VIII.

"**GAAP**" shall mean generally accepted accounting principles in the United States in effect from time to time, consistently applied.

"**Governmental Authority**" shall mean any agency, court, department or instrumentality of any national government, any state, provincial, territorial or local government or other political subdivision thereof, or any other entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

"**Indebtedness**" of any Person shall mean at any time, without duplication, any and all Indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money, (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii) reimbursement obligations (contingent or otherwise) under any letter of credit, currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device, (iv) the funding of any sinking or reserve fund requirements with respect to any Indebtedness, (v) any obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, (vi) any other transaction (including forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements or (vii) any other item of Indebtedness or liability that would be reflected on the liabilities side of a balance sheet of such Person in accordance with GAAP consistently applied. Any Indebtedness of any Borrowers resulting from the acquisition by any Borrowers of any assets subject to any lien shall be deemed, for the purposes hereof, to be the equivalent of the creation, assumption and incurring of the Indebtedness secured thereby, whether or not actually so created, assumed or incurred.

"**Loan Documents**" shall mean this Agreement, the Note, the Security Agreement, and each other document, instrument, and agreement executed by the Borrowers (or either of them) in connection herewith or therewith, as any of the same may be amended, extended, or replaced from time to time.

"**Obligations**" shall mean any and all existing and future debts, obligations, and liabilities of the Borrowers to the Lender including, without limitation, the Loan (whether principal, interest, fees, or otherwise, whether or not jointly owed with others, whether direct or indirect, absolute or contingent, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, whether or not from time to time decreased or extinguished and later increased, created, or incurred and whether or not extended, modified, rearranged, restructured, refinanced, or replaced including, without limitation, modifications to interest rates or other payment terms of such debts, obligations, or liabilities).

"**Person**" shall mean any corporation, natural person, firm, joint venture, partnership, trust, unincorporated organization, government, or any department or agency of any government.

"**Potential Default**" shall mean an event that but for the lapse of time or the giving of notice, or both, would constitute an Event of Default.

"**Prime Rate**" shall refer to the "National Prime Rate," which means that rate of interest, in effect from time to time, designated as the "Prime Rate" in the Money Rates Section of the Wall Street Journal, provided that if the publication of such rate index is discontinued or if such rate index becomes unavailable, then the term "National Prime Rate" shall be such rate as the Lender may designate in writing to Borrowers.

"**Requirements of Law**" shall mean as to any Person, the Articles of Incorporation, Bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or a final binding determination of an arbitrator or a determination of a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its assets or to which such Person or any of its assets are subject.

ARTICLE II. TERM LOAN

2.1 **$8,040,000 Loan**. Lender shall extend to Borrowers a term loan in the amount of Eight Million Forty Thousand and 00/100 Dollars ($8,040,000.00) pursuant to the Note and this Agreement.

2.2 **Purpose of the Loan**. Borrowers shall use the proceeds of the Loan solely for the purpose of refinancing existing indebtedness.

2.3 **Interest Rate**. All principal amounts outstanding pursuant to the Loan shall bear interest at the interest rate set forth in the promissory note evidencing the Loan (the "**Note**"). The interest rate shall be calculated on a year of 360 days based on the actual days elapsed. Interest shall be calculated on a year of 360 days based on the actual number of days elapsed.

2.4 **Default Interest Rate**. During the continuation of any event of default (as defined under Article VIII) by Borrowers in the payment of principal of or interest on the Loan or in the performance or observance of any of Borrowers' covenants or agreements contained in the Loan Documents, the Loan shall bear interest at a rate per annum equal to five percent (5%) above the otherwise applicable rate.

2.5 **Repayment of Principal and Interest**.

(a) The Loan shall be fully amortized over a period of ten (10) years (the "**Amortization Period**").

(b) Commencing on October 15, 2019, and continuing on the same day of each of the next twenty-three (23) months, Borrowers shall pay principal and interest each in the amount Eighty-Nine Thousand Six Hundred Fifty-Eight and 13/100 Dollars ($89,658.13).

(c) Borrowers hereby authorize the Lender to debit a deposit account established with the Lender automatically for any payment which becomes due under this Note.

2.6 **Maturity Date**. Notwithstanding any other provision hereof, all principal, interest and other charges shall be paid on or before the second (2nd) anniversary of the Closing Date ("**Maturity Date**").

2.7 **Late Charge**. In the event that any installment becomes overdue for a period in excess of fifteen (15) days, a late charge of five percent (5%) of such overdue payment will be charged by Lender for the purpose of defraying expenses incident to the handling of such delinquency.

ARTICLE III. DISBURSEMENT OF LOAN

The Loan shall be disbursed in accordance with the terms and conditions of this Agreement and the documentation referred to herein evidencing the Loan, subject to satisfaction of the conditions set forth in this Agreement, including but not limited to the conditions set forth in Section 5.2 hereof.

ARTICLE IV. SECURITY FOR THE LOAN

4.1 **Security for the Loan**. As security for the Loan, all interest due or to become due thereon and for the reimbursement of any expenses incurred by Lender in the enforcement of its rights under this Agreement or any documentation referred to herein:

(a) **Note**. The Note from Borrowers to Lender in the original principal amount of Eight Million Forty Thousand and 00/100 Dollars ($8,040,000.00). The Note shall contain a provision for the confession of judgment against Borrowers upon the occurrence of an Event of Default as defined in this Agreement.

(b) **Security Interest.**

(i) Welkowitz shall grant and convey to Lender a perfected first lien security interest in the 1959 Ferrari Testa Rossa, bearing Vehicle Identification Number 07740 and Title Number 63631316601 WE titled in the name of Welkowitz, together with all cash and non-cash proceeds of the foregoing property, including the proceeds of any insurance policies, all products thereof, all goods or documents evidenced by any replacements and increases thereof, all parts, fittings, accessories, special tools, and supplies held in connection therewith, all books and records, including computer records of any nature whatsoever relating to such property, and all rights to payment and other rights accruing to Welkowitz by reason of his interest in the foregoing property (collectively, "**Collateral**").

(ii) Borrowers specifically authorize Lender to file Form MV-38L with the Pennsylvania Department of Transportation and such Financing Statements as are reasonably required by Lender in accordance with the terms and provisions of this Agreement. Borrowers' signature on Form MV-38L, the Financing Statements, any amendments, renewals, or continuations thereto is not required prior to filing. The cost of the filing of any amendments, renewals or continuations to the Financing Statements shall be paid by Borrowers.

(c) **Landlord's Waiver**. Borrowers shall cause all owners of real estate where the Collateral is located to execute and deliver for the benefit of Lender, a landlord's waiver (the "**Landlord's Waivers**"), in form and substance reasonably satisfactory to Lender, evidencing the subordination to Lender of landlord's legal rights with respect to the levy or distraint of the Collateral or other tangible personal property of the Borrowers located on the properties with respect to all claims, liens and demands of every kind arising from the obligation

of Borrowers to pay rent or other occupancy fees to the owners of real estate where any Collateral is located.

(d) **Security Agreement**. Borrower shall execute and deliver a Security Agreement (the "**Security Agreement**") from Borrowers. The security interest in the Collateral and any other collateral shall be a first priority security interest.

(e) **Other Documentation**. Borrowers shall execute and deliver to Lender any other loan documentation reasonably required by Lender to evidence the Loan pursuant to this Agreement.

(f) **Post-Closing Valuation.** Lender shall arrange for a desktop valuation of the Collateral within thirty (30) days of the date of this Agreement. The costs of the said valuation shall be paid by Borrowers. In the event that the Collateral value is less than $16,080,000.00, within five days of written notice from Lender, Borrowers shall make payments in reduction of the principal amount outstanding hereunder sufficient to reduce such principal amount to a sum not greater than fifty percent (50%) of such valuation. The parties hereto agree and acknowledge that the failure of the Borrowers to comply with any obligation contained in this Section 4.1(f) shall constitute an Event of Default pursuant to Section 8.1 of this Agreement.

4.2 **Co-Borrowers.**

(a) Each reference in the Loan Documents to "Borrower" shall mean and refer to Richard Welkowitz and Stephen L. Gurba, jointly and severally, individually and collectively, as co-borrowers. Each Borrower is jointly and severally liable for the Obligations and Lender may proceed against one Borrower to enforce the Obligations without waiving its right to proceed against the other Borrower. The Note and other Loan Documents are primary and original obligations of each Borrower and shall remain in effect notwithstanding future changes in conditions, including any change of law or any invalidity or irregularity in the creation or acquisition of any Obligations or in the execution or delivery of any agreement between Lender and Borrowers. Each Borrower shall be liable for existing and future Obligations as fully as if all of the Obligations were advanced to such Borrower. Lender may rely on any certificate or representation made by any Borrower as made on behalf of and binding on, both Borrowers, including, without limitation, compliance certificates. Each Borrower appoints each other Borrower as his agent with all necessary power and authority to give and receive notices, certificates or demands for and on behalf of both Borrowers and to apply to Lender on behalf of each Borrower for any waivers and any consents. This authorization cannot be revoked, and Lender need not inquire as to one Borrower's authority to act for or on behalf of another Borrower. The Loan Documents are each hereby amended wherever necessary to reflect the changes described above.

(b) Notwithstanding any other provision of this Agreement or any other Loan Document, each Borrower irrevocably waives, until all Obligations are irrevocably paid in full and Lender has no further obligation to make any advance to Borrowers, all rights that it may have at law or in equity (including, without limitation, any law subrogating Borrowers to the rights of Lender under the Loan Documents) to seek contribution, indemnification or any other form of reimbursement from any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by the Borrowers with respect to the

Obligations in connection with the Loan Documents or otherwise and all rights that Borrowers might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by Borrowers with respect to the Obligations in connection with the Loan Documents or otherwise. Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section 4.2(b) shall be null and void. If any payment is made to a Borrower in contravention of this Section 4.2(b), such Borrower shall hold such payment in trust for Lender and such payment shall be promptly delivered to Lender for application to the Obligations, whether matured or unmatured.

(c) Each Borrower waives, to the extent permitted by law, notice of acceptance hereof; notice of the existence, creation or acquisition of any of the Obligations; notice of an Event of Default except as set forth in the Loan Documents; notice of the amount of the Obligations outstanding at any time; notice of any adverse change in the financial condition of any other Borrower or of any other fact that might increase such Borrower's risk; presentment for payment; demand; protest and notice thereof as to any instrument; and all other notices and demands to which the Borrower would otherwise be entitled by virtue of being a co-borrower or a surety. Each Borrower waives any defense arising from any defense of any other Borrower, by reason of the cessation from any cause whatsoever of the liability of any other Borrower, or by reason of the invalidity or failure of any lien or security interest covering the Collateral or any other collateral. Lender's failure at any time to require strict performance by any Borrower of any provision of the Loan Documents shall not waive, alter or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Each Borrower also waives any defense arising from any act or omission of Lender that changes the scope of the Borrower's risks hereunder. Each Borrower hereby waives any right to assert against Lender any defense (legal or equitable), setoff, counterclaim, or claims that such Borrower individually may now or hereafter have against another Borrower or any other Person liable to Lender with respect to the Obligations in any manner or whatsoever.

(d) The liability of Borrower hereunder shall not be diminished by (i) any agreement, understanding or representation that any of the Obligations is or was to be guaranteed by another Person or secured by other property, or (ii) any release or unenforceability, whether partial or total, of rights, if any, which Lender may now or hereafter have against any other Person, including another Borrower, or property with respect to any of the Obligations. Without notice to any given Borrower and without affecting the liability or any given Borrower hereunder, Lender may (i) compromise, settle, renew, extend the time for payment, change the manner or terms of payment, discharge the performance of, decline to enforce, or release all or any of the Obligations with respect to any other Borrower by written agreement with such other Borrower, (ii) grant other indulgences to another Borrower in respect of the Obligations, (iii) modify in any manner any documents relating to the Obligations with respect to any other Borrower by written agreement with such other Borrower, (iv) release, surrender or exchange any deposits or other property securing the Obligations, whether pledged by a Borrower or any other Person, or (v) compromise, settle, renew or extend the time for payment, discharge the performance of, decline to enforce, or release all or any obligations of any guarantor, endorser or other Person who is now or may hereafter be liable with respect to any of the Obligations.

ARTICLE V. NECESSARY ACTIONS PRIOR TO DISBURSEMENT OF THE LOAN

5.1 **Loan Documents**. Borrowers shall execute and deliver to Lender, or cause to be executed and delivered to Lender, the following documents and agreements, in form and substance satisfactory to Lender:

(a) This Agreement;

(b) The Note;

(c) Pennsylvania Department of Transportation Form MV-38L;

(d) Financing Statement;

(e) The Security Agreement;

(f) The Landlord Waivers; and

(g) Any other documentation reasonably required by Lender.

(collectively, the "**Loan Documents**").

5.2 **Gratz Bank Payoff.** The parties acknowledge that there exists a current lien secured by the Collateral to Gratz Bank ("Gratz Lien"). Prior to or simultaneously with the disbursement of any part of the Loan, Borrowers shall (i) deliver to Lender or its counsel or other representative such amount as is necessary to pay in full the indebtedness secured by the Gratz Lien to cause the Gratz Lien to be fully and forever released and satisfied, and (ii) cause Gratz Bank to deliver the title to the Collateral to Lender free and clear of the Gratz Lien with the appropriate documentation to effectuate release of the Gratz Lien.

5.3 **Other Documents to be Furnished**. Except as otherwise specified below or accepted or permitted by Lender, at least ten (10) days prior to disbursement of any part of the Loan, Borrowers shall deliver or cause to be delivered to Lender the following:

(a) The original Vehicle Title of 1959 Ferrari Testa Rossa, bearing Vehicle Identification Number 07740 and Title Number 63631316601 WE with no liens or encumbrances.

(b) A satisfactory UCC Financing Statement search on the assets of Borrowers and other Persons, as determined by Lender.

(c) Evidence satisfactory to the Lender that fire and all risk insurance providing coverage of the collateral property is required in the amount of the Loan, naming the Lender as additional insured and loss payee and that all required coverages are maintained by Borrowers, as Lender may require. Evidence of coverage shall be furnished to the Lender on or before disbursement of any part of the Loan. Coverage shall be maintained in force until the Loan is paid in full. The policy shall require thirty (30) days written notice of cancellation to the Lender.

(d) Copies of all organizational documents and amendments for other Persons, as Lender may determine.

(e) Leases affecting the Collateral in form and substance satisfactory to Lender;

(f) Such other instruments, documents, inspections and opinions as the Lender or its counsel shall require to evidence and secure the Loan and to comply with the provisions hereof and the requirements of regulatory authorities to which the Lender is subject.

5.4 **Other Actions**. Borrowers shall provide to Lender such other approvals, opinions, certifications and other documents as Lender may reasonably require during the term of the Loan.

ARTICLE VI. FINANCIAL COVENANTS AND FINANCIAL STATEMENTS OF BORROWERS

6.1 **Financial Statements and Covenants of Borrowers**. So long as any sums due under the Note are outstanding, without the prior written consent of Lender (which shall not be unreasonably withheld or delayed), Borrowers shall:

(a) **Annual Financial Statements**. Furnish or cause to be furnished to the Lender within ninety (90) days after fiscal year end, (i) true and correct copies of Welkowitz's and Gurba's federal income tax returns, executed K-1s and personal financial statements, and (ii) as requested by Lender, true and correct copies of affiliated entities of Borrowers federal income tax returns and financial statements for the preceding calendar year, in form and substance satisfactory to the Lender, all in reasonable detail.

(b) **Right of Lender to Audit**. Lender, at Lender's sole option, may cause field audits of Borrowers' financial records and accounts receivable, and physical audits of its inventory to be performed by Lender's representatives. The reasonable cost of such audits shall be paid by Borrowers.

(c) **Liquidity Covenant**. Welkowitz shall maintain, at all times during the term of the Loan, liquid assets acceptable to Lender in a minimum aggregate amount of Twenty Million and 00/100 Dollars ($20,000,000), which shall be verified annually from the personal financial statement and account statements of Welkowitz, all as reasonably acceptable to Lender.

(d) **Financial Statements-Other**. Furnish to the Lender such other information concerning the financial or business affairs of Borrowers as may be requested by the Lender from time to time.

(e) **Material Adverse Change**. Not cause, permit or suffer to exist an adverse change in the financial condition of Borrowers from the date the last financial statements provided to Lender with respect to Borrowers, which may materially adversely affect the ability of Borrowers to timely perform all of the obligations under the Loan Documents.

(f) **GAAP**. All financial information provided to Lender by Borrowers and all calculations performed with respect to Borrowers' financial affairs shall be provided or

calculated in accordance with generally accepted accounting principles consistently applied (**"GAAP"**).

(g) **Other Information**. From time to time, Borrowers shall furnish to Lender such additional financial and other information as Lender may reasonably request.

All of the foregoing reporting requirements must be satisfied by providing reports, statements and documentation satisfactory to Lender in the exercise of its reasonable discretion.

6.2 **Liens**. Borrowers will not allow any liens or other encumbrances on the Collateral.

6.3 **Financial Representations**. Borrowers represent and warrant to Lender that:

(a) all financial information heretofore provided by Borrowers to Lender accurately reflects in all material respects the results or condition of the subject entities for the time periods indicated; and

(b) there has been no material adverse change in the financial condition of Borrowers from the date the last financial statements were provided to Lender with respect to Borrowers.

ARTICLE VII. REPRESENTATIONS, COVENANTS AND NEGATIVE COVENANTS OF BORROWERS

7.1 **Representations of Borrowers**. Borrowers represent to Lender, which representations shall survive the date of this Agreement, that:

(a) Borrowers have the power to borrow under this Agreement and to comply with all documentation referred to in this Agreement;

(b) Borrowers have all requisite power and authority to own and operate their properties and to carry out their businesses as now conducted and as presently planned to be conducted;

(c) Borrowers have all necessary power to execute, deliver and perform this Agreement and the Loan Documents;

(d) Borrowers have the full power and authority to perform and observe the terms and provisions of this Agreement and all Loan Documents;

(e) All action required on Borrowers' part for the authorization, execution, delivery and performance of this Agreement and the Loan Documents has been taken;

(f) To Borrowers' knowledge, no consent, permission, authorization, order or license of any governmental authority is necessary in connection with the execution, delivery and/or performance of this Agreement and the Loan Documents or any transaction contemplated in this Agreement;

(g) All financial statements and other statements previously or hereafter given by or on behalf of Borrowers to Lender are or will be (when furnished) true, correct and substantially complete as of the date of their preparation and do or will (when furnished) present fairly, accurately and completely in all material respects the financial position of Borrowers and the results of its operations as of the dates and for the periods for which the same are furnished. All material potential or contingent losses are accrued, reflected or reserved against or otherwise disclosed in such financial statements and/or footnotes thereto;

(h) There are no suits, investigations, tax claims or other legal proceedings now pending or threatened, and there are no unasserted claims that are known to Borrowers which would materially and adversely affect the financial condition of Borrowers;

(i) All statements as to ownership of the Collateral given to Lender by or on behalf of Borrowers are true and correct and substantially complete;

(j) As of the date of this Agreement, each Borrower has filed federal and state tax returns which any of them is required to file, and has paid or made adequate provision for the payment of all taxes which have been or may become due pursuant to said returns, or pursuant to any assessment received by Borrowers in relation thereto;

(k) There is no provision of any indenture or agreement to which Borrowers is a party or under which Borrowers and/or any property of Borrowers is bound, nor to the knowledge of Borrowers is there any statute, rule or regulation or any judgment, decree of any court or agency binding upon Borrowers and/or any property of Borrowers which would be contravened by the execution and/or delivery of this Agreement, the Loan Documents or by the performance of any provision, condition, covenant or other term of this Agreement;

(l) Upon the execution and delivery to Lender of this Agreement and the Loan Documents and the subsequent filing and recording of security documents, Lender shall have a perfected security interest in regard to the liens, security interests and lien priorities described in this Agreement;

(m) No representation or warranty made by Borrowers under this Agreement and no statement made by Borrowers in any written statement, financial statement, certificate, report or document furnished by Borrowers to Lender pursuant to this Agreement is false or misleading in any material respect (including by omission of material information necessary to make such representation, warranty or statement not misleading) and there is no fact or circumstance presently known to the Borrowers that has not been disclosed to the Lender and would have, or is reasonably likely to have, a material adverse effect on the condition, financial or otherwise, of the Borrowers; and

(n) Borrowers have not received any notice from any federal, state or local authority or any insurance or inspection body to the effect that any of the Collateral, the Borrowers' properties, facilities, equipment or business procedures or practices fail to comply with any applicable law, ordinance, regulation, building or zoning law, judicial or administrative determination, or any other requirements of any such authority or body, and Borrowers and all such Collateral, properties, facilities, equipment, procedures and practices, are in full compliance with all such laws, ordinances, determinations, regulations and requirements.

(o) To Borrower's knowledge, Borrowers have disclosed to Lender in writing every fact which materially and adversely affects or which so far as Borrowers can now foresee, might in the future materially and adversely affect Borrowers' ability to perform their obligations under this Agreement and the Loan Documents.

7.2 **Affirmative Covenants of Borrowers**. In order to induce Lender to execute this Agreement and make the Loan, Borrowers covenant that so long as the Loan and any interest thereon or any other amount owing pursuant to the Agreement or any documentation referred to herein remains unpaid that:

(a) **Lawful Compliance**. Borrowers will adhere to all laws, ordinances, regulations and rules governing the operation of Borrowers' businesses. All authorizations, certificates, permits, licenses and approvals required by any Governmental Authority for use (currently or may be contemplated) of any Collateral have been obtained, each of which (a) shall be in full force and effect, shall be final and not subject to review on appeal, revocation or suspension and shall not be the subject of any pending or, to its knowledge, threatened attack by direct or collateral proceeding, and (b) shall be in compliance with each governmental approval applicable to it and with all other Requirements of Law. Without limiting any of the foregoing, the Collateral is in compliance with all Requirements of Law and all restrictive covenants applicable to the Collateral. Each Borrower has complied with the provisions of all material leases, contracts or commitments of any kind to which each is respectively a party and is not in default thereunder, and, to Borrowers' knowledge, no other party is in default under any such leases, contracts or other commitments and no event has occurred which, but for the giving of notice or the passage of time or both, would constitute an event of default thereunder.

(b) **Contractual Compliance**. Borrowers will fully and timely perform all duties and obligations to the Lender including, but not limited to, the prompt payment of the Loan and the prompt payment when due of any other amounts owed to Lender arising under any other agreements, contracts, documents, instruments and/or loans between Lender and Borrowers, whether executed prior to or concurrently with or subsequently to the execution of this Agreement;

(c) **Taxes**. Borrowers will duly pay and discharge all taxes, assessments and governmental charges upon them or against any property owned by them, whether real or personal, tangible or intangible, prior to the date upon which penalties are imposed thereon, except to the extent only that such taxes shall be contested in good faith and by the appropriate legal proceedings, and Borrowers shall maintain a reserve account therefor in accordance with GAAP consistently applied;

(d) **Title to Collateral**. Welkowitz shall have good and marketable title to the Collateral, and will defend such title against the claims and demands of all Persons.

(e) **Solvency**. After giving effect to the Loan and the Loan Documents: (a) the value of the assets and properties of Borrowers, at a present fair saleable valuation, is greater than the total amount of the Borrowers' liabilities and claims, including contingent, subordinated, unliquidated and disputed liabilities and claims; (b) Borrowers have sufficient capital for the conduct of their businesses and have no reason to believe that in the foreseeable future that they will not have sufficient capital for the conduct of their businesses; and (c)

Borrowers do not intend to incur, and does not believe that they are incurring, obligations and liabilities (including contingent liabilities and commitments) beyond their ability to pay such obligations and liabilities as they mature. The Loan constitutes fair and reasonable consideration for the incurrence by Borrowers of the Obligations with respect thereto and the granting by Borrowers to the Lender of liens in or on any collateral securing the Obligations.

(f) **Notice of Litigation, Audit and Events of Default.** Borrowers will promptly deliver written notice to Lender of the occurrence of (i) any Event of Default as defined in this Agreement; (ii) the initiation of any litigation, administrative proceeding and/or substantial dispute materially affecting it or any of its assets and/or its financial condition except worker's compensation claims for which there is adequate worker's compensation insurance coverage; and/or (iii) any other event or matter which has resulted or may result in a material adverse change in its financial condition and/or its assets;

(g) **Books and Records.** Borrowers shall maintain and keep proper records and books of account in conformance with accounting principles acceptable to Lender and applied on a consistent basis in which full, true and correct entries shall be made of all their dealings and business affairs.

(h) **Other Obligations.** Borrowers shall maintain all obligations of Borrowers in whatsoever manner incurred, including but not limited to obligations for borrowed money or for services or goods purchased by Borrowers, in a current status.

(i) **Information.** Borrowers will provide Lender with any documents and information, financial or otherwise, reasonably requested by Lender from time to time and all financial statements, reports and certifications to be delivered by Borrowers to Lender shall be true and correct in all material respects.

(j) **Accounts.** As reasonably requested by Lender, Borrowers shall establish and maintain deposit accounts with Lender.

(k) **Maintenance of Property and Insurance.** Borrowers will keep and maintain all property and assets in good order and repair, and fully covered by insurance with reputable and financially sound insurance companies against such hazards, and for at least such amounts, as is in force on the Closing Date.

7.3 **Negative Covenants of Borrowers.** In order to induce Lender to execute this Agreement and make the Loan, Borrowers covenant that so long as any of the Loan, any interest thereon or any other amount owing pursuant to this Agreement or any documentation referred to herein remains unpaid, without the prior written consent of Lender, shall not:

(a) **Borrowing and Additional Indebtedness.** Create, incur, assume, suffer or permit to exist any indebtedness for borrowed money from any source other than Lender where Borrowers grant a security interest in the Collateral.

(b) **Liens.** Create, assume or permit to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon any of the Collateral, except (i) mortgages or security interests with respect to money borrowed from the Lender, and (ii) those liens specifically permitted in writing by the Lender.

(c) **Loan**. Make any loans or advances to any party other than in the ordinary course of business as heretofore conducted.

(d) **Encumbrances**. Mortgage, pledge or otherwise encumber or permit any lien or security interest on the Collateral.

(e) **Guaranties**. Guarantee, endorse, assume, become surety or otherwise become or remain liable for the obligations of another person, with the exception of (i) Borrowers may endorse negotiable or other instruments for deposit or collection or similar transactions in the ordinary course of their businesses, or (ii) guaranty debt to Lender.

(f) **Modifications to Other Agreements**. Amend or modify any existing agreement with any Person in any manner materially adverse to the Borrower.

(g) **Contingent Liabilities.** Permit Borrowers to become or remain liable, directly or indirectly, in connection with the obligations, stock or dividends of any Person, whether by guarantee, suretyship, posting of bond or other security, endorsement, agreement to supply or advance funds, agreement to maintain working capital or net worth, agreement to purchase or repurchase goods or services whether or not such goods or services are actually acquired, "take-or-pay" or other arrangement to protect any obligee from loss or otherwise, except that Borrowers may endorse negotiable instruments for collection in the ordinary course of their businesses.

(h) **Use of Proceeds**. Apply any part of the proceeds of the Loan to the purchasing or carrying of any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, or any regulations, interpretations or rulings thereunder.

(i) **Accounting Methods and Years**. Change the fiscal year of Borrowers or change any method of accounting or tax or financial reporting.

ARTICLE VIII. DEFAULTS, UNCURED DEFAULTS AND REMEDIES

8.1 **Events of Default**. An Event of Default shall mean the occurrence or existence of one or more of the following events or conditions (whatever the reason for such Event of Default and whether voluntary, involuntary or effected by operation of law):

(a) An Event of Default as defined in any of the other Loan Documents; or

(b) Any representation or warranty made by Borrowers under this Agreement or in any of the Loan Documents shall prove to have been false or misleading in any material respect as of the time when made (including by omission of material information necessary to make such representation or warranty not misleading); or

(c) Borrowers shall fail to make any payment of principal and/or interest or any other amounts due and payable under this Agreement or the Loan Documents or any other obligations of Borrowers to Lender when due whether at maturity or by acceleration or otherwise, and such default shall have continued for a period of five (5) days; or

(d) Borrowers shall default in the performance or observance of any other covenant, agreement or duty under this Agreement not otherwise defined herein and such default shall have continued for a period of fifteen (15) days after written notice thereof to Borrowers; or

(e) Any party shall seek or obtain an order or decree in any court of competent jurisdiction enjoining or prohibiting the carrying out of the terms and conditions hereof and such proceedings are not discontinued or such order or decree is not vacated within twenty (20) days; or

(f) The death of either Borrower; or

(g) Either Borrower shall become insolvent or shall become generally unable to pay such Borrower's debts as they become due and shall involuntarily suspend transaction of their business, shall make a general assignment for the benefit of creditors, shall institute a proceeding under the United States Bankruptcy Code or shall consent to any such order for relief, declaration, finding or relief described therein, or shall consent to any such appointment or to the taking of possession by any such official of all or any substantial part of their property, whether or not any such proceeding is instituted, shall dissolve, wind-up or liquidate all or any substantial part of such Borrower's property, or shall take any action in furtherance of any of the foregoing.

(h) The Lender shall reasonably determine that a material adverse change has occurred in the business, operations or financial condition of Borrowers; or

(i) A fraudulent conveyance or successor liability proceeding shall have been initiated against Borrowers, and such proceeding shall remain undismissed and unstayed for a period of sixty (60) consecutive days; or

(j) Any lien, pledge or security interest covering any of the Collateral shall become invalid and unenforceable.

8.2 **Acceleration**. If an Event of Default specified in Section 8.1 hereof shall occur and be continuing or shall exist, Lender may, in addition to all other remedies available to Lender, by notice to Borrowers, declare the unpaid principal amount of the Loan, with interest thereon and all other amounts owing by Borrowers under the Loan and the other Loan Documents to be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are expressly waived.

8.3 **Cross-default; Cross-collateralization**. The collateral security for the Loan shall be collateral security for all other loans from Lender to Borrowers. Borrowers expressly agree that, upon the occurrence of an Event of Default under the Loan or any other loans from Lender to Borrowers, all such loans will be deemed to be in default, and all amounts outstanding under all such loans will be immediately due and payable in full.

ARTICLE IX. MISCELLANEOUS

9.1 **Details, Proceedings and Documents**. Lender's obligations to consummate the Loan is subject to Lender's satisfaction that all legal details and proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory to the Lender and the

Lender shall have received all such counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Lender, as the Lender may from time to time request.

9.2 **Further Assurances**. From time to time upon the request of the Lender, Borrowers shall promptly and duly execute, acknowledge and deliver any and all such further instruments and documents as the Lender may deem necessary or desirable to confirm this Agreement and the Note, to carry out the purpose and intent hereof and thereof or to enable the Lender to enforce any of its rights hereunder or thereunder.

9.3 **Indemnity**. Borrowers hereby agree, whether or not any of the transactions contemplated in the Loan Documents shall be consummated, to pay, assume liability for, and indemnify, protect, defend, save and keep harmless the Lender from and against, any and all liabilities, obligations, losses, damages, settlements, claims, actions, suits, penalties, costs and expenses (including, but not limited to, legal and investigative fees and expenses) of whatsoever kind and nature, including, but not limited to claims based upon fraudulent conveyance, successor liability, negligence, strict or absolute liability, liability in tort, latent and other defects (whether or not discoverable), and any claim for patent, trademark or copyright infringement, which may from time to time be imposed on, incurred by or asserted against the Lender (whether or not any such claim is also indemnified or insured against by any other Person) in any way relating to or resulting from this Agreement, the other Loan Documents, or any of the transactions contemplated herein or therein, other than any claim arising from the Lender's gross negligence or willful misconduct. The provisions of this Section 9.3 shall survive the payoff, release, foreclosure or other disposition, as applicable, of this Agreement, or the Obligations.

9.4 **No Third Party Rights**. Nothing in this Agreement, whether express or implied, shall be construed to give to any Person other than the parties hereto any legal or equitable right, remedy or claim under or in respect of this Agreement, which is intended for the sole and exclusive benefit of the parties hereto.

9.5 **Late Charges**. If Borrowers fail to pay any principal or interest payment on any of the Loans within fifteen (15) days of the due date of such payment, Lender may impose a late charge equal to five percent (5%) of the late payment.

9.6 **Calculation of Interest**. The interest to be charged by Lender to Borrowers under this Agreement shall be calculated for the actual number of days the unpaid principal balance of the Loans was outstanding based upon a three hundred sixty (360) day year.

9.7 **Continuation of Interest**. The interest rate to be charged on the Loan shall continue as stated herein notwithstanding the maturity or acceleration of the repayment of the principal of the Loans or the entry of any judgment against Borrowers under any instrument given by Borrowers to Lender for the Loans or arising out of any action brought by Lender for collection of the Loans.

9.8 **Setoff**. If the unpaid principal amount of the Note, accrued interest or other amount owing by Borrowers under this Agreement, or the Obligations become due and payable (by demand or otherwise), the Lender shall each have the right, in addition to all other rights and remedies available to it, without notice to Borrowers, to set-off against and to appropriate and

apply to such due and payable amounts any debt owing to, and any other funds held in any manner for the account of, Borrowers by the Lender including, without limitation, all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or in the future maintained by Borrowers with the Lender. Borrowers consent to and confirm the foregoing arrangements and confirm the Lender's rights of banker's lien and set-off. Nothing in this Agreement shall be deemed a waiver or prohibition of or restriction on the Lender's rights of banker's lien and set-off.

9.9 **Fees and Costs**. Borrowers shall pay, or provide for the payment of, all fees, commissions, costs, charges, taxes and other expenses incurred by the Lender and by any of its agents, employees and representatives in connection with (i) making the Loan, (ii) the documentation and consummation of the transactions contemplated by the Loan Documents, including (without limitation), in all such cases, reasonable fees and expenses of the Lender's legal counsel, fees and charges for hazard, liability and other insurance, mortgage taxes, transfer taxes and all filing and recording fees, charges, costs and taxes and appraisal fees, and (iii) the administration of the Loan Documents and the enforcement of all rights and remedies of the Lender thereunder, in all cases whether now payable or hereafter arising or becoming payable. The provisions of this Section 9.9 shall survive the expiration of this Loan Agreement.

9.10 **Lender's Waiver**. Any waiver by Lender in the enforcement of any condition, covenant, provision or term contained in this Agreement or under any documentation referred to in this Agreement upon an Event of Default shall not waive Lender's future rights to enforce any condition, covenant, provision or term hereunder or under said documentation upon the subsequent Event of Default.

9.11 **Understandings of the Parties**. This Agreement and the documentation referred to in this Agreement are the complete understandings among Lender and Borrowers relating to the transactions referred to in this Agreement. Any amendment to this Agreement or any documentation referred to in this Agreement must be executed in writing by Lender and Borrowers.

9.12 **Waiver of Trial by Jury**. BORROWERS WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS RELATED TO ANY OF THE LOAN DOCUMENTS. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY BORROWERS AND THE BORROWERS ACKNOWLEDGE THAT NEITHER THE LENDER NOR ANY PERSON ACTING ON BEHALF THEREOF HAS OR HAVE MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. BORROWERS FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED BY THEIR OWN FREE WILL, AND THAT BORROWERS HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. BORROWERS AGREE THAT THE OBLIGATIONS EVIDENCED BY THIS AGREEMENT ARE EXEMPTED TRANSACTIONS UNDER THE TRUTH-IN-LENDING ACT, 15 U.S.C.

SECTION 1601, ET SEQ. BORROWERS FURTHER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE MEANING OF THIS WAIVER PROVISION.

9.13 **Background Section**. The recitals to this Agreement are incorporated into the body of this Agreement by reference.

9.14 **Headings**. Any paragraph heading in this Agreement is for reference purposes only and shall not connote any meaning to this Agreement.

9.15 **Incorporation of Documentation**. All documentation referred to in this Agreement is incorporated herein by reference and this Agreement is incorporated by reference into all documentation referred to herein.

9.16 **Nonassignability of this Agreement**. Borrowers shall not assign this Agreement or any portion thereof to any person or entity.

9.17 **Severance**. If any provision of this Agreement or any documentation referred to in this Agreement would be declared invalid, unenforceable or unconstitutional by any court of competent jurisdiction, then such provision shall be deleted herefrom or therefrom and all other provisions of this Agreement or any documentation referred to in this Agreement shall remain in effect.

9.18 **Governing Law**. This Agreement and all documentation referred to in this Agreement shall be governed by and interpreted under the laws, but not the conflict of laws, of the Commonwealth of Pennsylvania.

9.19 **Notices**. Any notice required hereunder shall be deemed made when sent postpaid, certified mail, return receipt requested to the following:

If to Borrowers:	Stephen L. Gurba 1501 Lake Avenue SE Largo, FL 33771
	Richard Welkowitz 120 North Pointe Blvd., Suite 300 Lancaster, PA 17601
If to Lender:	Timothy J. Nieman, General Counsel PeoplesBank, a Codorus Valley Company 105 Leader Heights Road York, PA 17405-2887
with a copy to:	Stephen R. Lazun, Esquire Barley Snyder LLP 100 East Market Street York, PA 17401

9.20 **Forum**. Any litigation arising from this Agreement or any documentation referred to in this Agreement shall be commenced only in the Court of Common Pleas of York County, Pennsylvania.

9.21 **Multiple Counterparts**. This Agreement may be executed in multiple counterparts, each of which shall be regarded for all purposes as an original, and such counterparts taken together shall constitute but one and the same instrument.

IN WITNESS WHEREOF and intending to legally bind themselves, their successors and assigns, Lender and Borrowers have executed this Agreement the day and year first above written.

WITNESS:

Richard Welkowitz

Stephen L. Gurba

PEOPLESBANK, A CODORUS VALLEY COMPANY

By:____________________

Name:____________________

Title:____________________

IN WITNESS WHEREOF and intending to legally bind themselves, their successors and assigns, Lender and Borrowers have executed this Agreement the day and year first above written.

WITNESS:

______________________ Richard Welkowitz

______________________ Stephen L. Gurba

PEOPLESBANK, A CODORUS VALLEY COMPANY

____

By: ______________________
Name: Amy Doll
Title: Sr Vice President/ Chief Lending Officer

EXHIBIT "C" TO DOLL DECLARATION

State of ____________________ :
: ss.
County of ____________________ :

On this, the ________ day of ________________, 2019, before me, a Notary Public in and for the Commonwealth and County aforesaid, the undersigned officer, personally appeared Richard Welkowitz, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

____
Notary Public

State of Florida :
: ss.
County of Pinellas :

Notary Public State of Florida
Craig Schnee
My Commission GG 282334
Expires 12/06/2022

On this, the 30th day of September, 2019, before me, a Notary Public in and for the Commonwealth and County aforesaid, the undersigned officer, personally appeared Stephen L. Gurba, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

____
Notary Public

EXHIBIT "C" TO DOLL DECLARATION

State of PA :
: ss.
County of Lancaster :

On this, the 30th day of September, 2019, before me, a Notary Public in and for the Commonwealth and County aforesaid, the undersigned officer, personally appeared Richard Welkowitz, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

Commonwealth of Pennsylvania - Notary Seal
Thomas D. Dell, Notary Public
Lancaster County
My commission expires February 4, 2022
Commission number 1221742
Member, Pennsylvania Association of Notaries

[signature]
Notary Public

State of ______________ :
: ss.
County of ______________ :

On this, the ________ day of ________________, 2019, before me, a Notary Public in and for the Commonwealth and County aforesaid, the undersigned officer, personally appeared Stephen L. Gurba, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

____
Notary Public